Exhibit 10.3

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT

BETWEEN

AMERICAN AIRLINES, INC.

AND

Skywest airlines, inc.

EFFECTIVE AS OF NOVEMBER 3, 2025

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Section 14.17	No Third Party Beneficiaries	41
Section 14.18	Relationship of the Parties	41
Section 14.19	Jurisdiction	41
Section 14.20	LIMITATION ON DAMAGES	42
Section 14.21	Equitable Remedies	42
Section 14.22	[Intentionally Omitted]	42
Section 14.23	Survival of Certain Obligations	42

SCHEDULE 1:	[***]
SCHEDULE 2:	[***]
SCHEDULE 3:	[***]
SCHEDULE 4:	ACCOUNTING AND AUDITING PROCEDURES AND PAYMENT TERMS
SCHEDULE 5:	[***]
SCHEDULE 6:	[***]
SCHEDULE 7:	[***]
SCHEDULE 8:	[***]
SCHEDULE 9:	[***]
SCHEDULE 10:	[***]
SCHEDULE 11:	[***]
SCHEDULE 12:	[***]
SCHEDULE 13:	SATELLITE WI-FI PROGRAM
SCHEDULE 14:	[***]
SCHEDULE 15:	EMB-175 COVERED AIRCRAFT SPECIFICATIONS
SCHEDULE 16:	CRJ-900 COVERED AIRCRAFT LAYOUT FOR PASSENGER ACCOMODATION
SCHEDULE 17:	SUBSTITUTE AIRCRAFT

EXHIBIT A:	DEFINITIONS
EXHIBIT B:	[***]
EXHIBIT C:	TRAINING
EXHIBIT D:	[***]
EXHIBIT E:	STANDARDS OF FACILITIES USE
EXHIBIT F:	[***]
EXHIBIT G:	[***]

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AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT

This Amended and Restated Capacity Purchase Agreement (this “Agreement”) is effective as of November 3, 2025 (the “Effective Date”), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”) and SkyWest Airlines, Inc., a Utah corporation (together with its successors and permitted assigns “Contractor”).

WHEREAS, American and Contractor entered into that certain Capacity Purchase Agreement as of September 11, 2012, as amended by that certain Amendment No. 1 to Capacity Purchase Agreement, dated as of January 3, 2014, Amendment No. 2 to Capacity Purchase Agreement, dated as of March 31, 2014, Amendment No. 3 to Capacity Purchase Agreement, dated as of May 6, 2015, Amendment No. 4 to Capacity Purchase Agreement, dated as of October 29, 2015, Amendment No. 5 to Capacity Purchase Agreement, dated as of March 18, 2016, Amendment No. 6 to Capacity Purchase Agreement, dated as of August 31, 2016, Amendment No. 7 to Capacity Purchase Agreement, dated as of September 27, 2016, Amendment No. 8 to Capacity Purchase Agreement, dated as of October 25, 2016, Amendment No. 9 to Capacity Purchase Agreement, dated as of December 14, 2016, Amendment No. 10 to Capacity Purchase Agreement, dated as of March 20, 2017, Amendment No. 11 to Capacity Purchase Agreement, dated as of May 25, 2017, Amendment No. 12 to Capacity Purchase Agreement, dated as of July 31, 2017, Amendment No. 13 to Capacity Purchase Agreement, dated as of October 12, 2017, Amendment No. 14 to Capacity Purchase Agreement, dated as of April 19, 2018, Amendment No. 15 to Capacity Purchase Agreement, dated as of May 25, 2018, Amendment No. 16 to Capacity Purchase Agreement, dated as of April 24, 2019, Amendment No. 17 to Capacity Purchase Agreement, dated as of July 30, 2019, Amendment No. 18 to Capacity Purchase Agreement, dated as of December 12, 2019, Amendment No. 19 to Capacity Purchase Agreement, dated as of May 15, 2020, Amendment No. 20 to Capacity Purchase Agreement, dated as of May 15, 2020, Amendment No. 21 to Capacity Purchase Agreement, dated as of May 16, 2020, Amendment No. 22 to Capacity Purchase Agreement, dated as of October 13, 2020, Amendment No. 23 to Capacity Purchase Agreement, dated as of November 19, 2020, Amendment No. 24 to Capacity Purchase Agreement, dated as of April 5, 2021, Amendment No. 25 to Capacity Purchase Agreement, dated as of June 25, 2021, Amendment No. 26 to Capacity Purchase Agreement, dated as of July 22, 2021, Amendment No. 27 to Capacity Purchase Agreement, dated as of April 18, 2022, Amendment No. 28 to Capacity Purchase Agreement, dated as of September 6, 2022, Amendment No. 29 to Capacity Purchase Agreement, dated as of March 20, 2023, and Amendment No. 30 to Capacity Purchase Agreement, dated as of February 29, 2024, Amendment No. 31 to Capacity Purchase Agreement, dated as of November 14, 2024, which attached an amended Capacity Purchase Agreement as Exhibit A thereto (collectively, the “Existing CPA”) to establish the terms by which Contractor provided Regional Airline Services utilizing certain regional aircraft on behalf of American;

WHEREAS, the Existing CPA will govern the relationship between American and Contractor prior to the Effective Date;

WHEREAS, the Parties have agreed to amend and restate the Existing CPA with this Agreement to govern the relationship between American and Contractor on and after the Effective Date;

WHEREAS, American and Contractor desire to establish the terms by which Contractor will continue to provide Regional Airline Services utilizing certain regional aircraft on behalf of American and the Parties desire to, and are willing to, enter into this Agreement to amend and restate the Existing CPA in its entirety on the terms and subject to the conditions set forth herein;

WHEREAS, American holds a certificate of public convenience and necessity issued pursuant to certain federal transportation statutes authorizing it to engage in air transportation of persons, property and mail, and is a major air carrier providing scheduled domestic and international air transportation;

Execution Version

WHEREAS, Contractor holds a certificate of public convenience and necessity issued pursuant to certain federal transportation statutes authorizing it to engage in air transportation of persons, property and mail, and is a regional air carrier providing scheduled domestic air transportation;

WHEREAS, all references to specific schedules and exhibits in this Agreement shall be those certain schedules and exhibits attached hereto, which shall be deemed incorporated herein by reference and a part of this Agreement for all purposes;

WHEREAS, on or about January 3, 2014, American and Contractor entered into a prorate agreement, whereby Contractor operated certain flights for the benefit of American between certain city pairs identified in such prorate agreement using certain identified aircraft, and such prorate agreement was terminated on March 2, 2020; and

WHEREAS, on or about November 14, 2024, American and Contractor entered into a new Prorate Agreement (the “Prorate Agreement”), whereby Contractor will, pursuant to the terms of the Prorate Agreement, operate certain flights (the “Prorate Flights”) for the benefit of American between certain city pairs identified in the Prorate Agreement using certain identified aircraft (the “Prorate Aircraft”).

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree as follows:

Article I

DEFINITIONS

Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A hereto.

Article II

CAPACITY PURCHASE, REVENUES AND OTHER SERVICES

Section 2.01Capacity Purchase. Subject to the terms and conditions hereof, American shall purchase during the Term hereof all of the capacity of each aircraft specified on Schedule 1 hereof, as such Schedule 1 may be subsequently amended from time to time in accordance with the terms and conditions hereof in order to reflect the Withdrawal or other removal of any such Covered Aircraft pursuant to the terms and conditions of this Agreement or the addition of the EMB-175 Covered Aircraft as set forth in this Section 2.01 (collectively, together with the Spare Aircraft and, solely when providing Regional Airline Services, Prorate Aircraft, the “Covered Aircraft”). Except with respect to the Prorate Aircraft, Contractor shall provide all of the capacity of each such Covered Aircraft during the Term hereof in accordance with the terms and conditions hereof. Scheduling of Covered Aircraft and Prorate Aircraft shall be in accordance with the terms and conditions of Schedule 8 hereof and, solely with respect to the Prorate Aircraft, consistent with the Prorate Agreement. With respect to each CRJ Covered Aircraft and EMB-175 Covered Aircraft set forth on Schedule 1, (A) (x) as to the CRJ Covered Aircraft, (1) American has provided Contractor with the required interior configuration and design of each CRJ-700 Covered Aircraft and (2) the required interior configuration of each CRJ-900 Covered Aircraft shall be as set forth in Schedule 16 hereto and (y) as to the EMB-175 Covered Aircraft, the required interior configuration and design of each EMB-175 aircraft is set forth in Schedule 15 hereto (the foregoing clauses (x) and (y), the “Interior Design”) and (B) (x) as to the CRJ Covered Aircraft, American shall provide to Contractor the required exterior livery in accordance with Section 4.03(e)(ii)(A) hereof and (y) as to the EMB-175 Covered Aircraft, the exterior livery is as set forth in Schedule 15 hereto (the foregoing clauses (A) and (B), the “Delivery Condition”). For the avoidance of doubt, no CRJ-900 Covered Aircraft shall be a white-tail aircraft. Prior to the applicable Implementation Date for each CRJ Covered Aircraft and EMB-175 Covered

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Aircraft, American shall have the opportunity to inspect each such CRJ Covered Aircraft and EMB-175 Covered Aircraft and each such CRJ Covered Aircraft and EMB-175 Covered Aircraft shall be airworthy and meet the required Delivery Condition, as reasonably determined by American. Contractor shall use the Covered Aircraft solely (1) in connection with Regional Airline Services, (2) when applicable, for the Prorate Flights; or (3) as directed by American. All Covered Aircraft shall be deemed Prorate Aircraft for all purposes hereof when used for Prorate Flights and all Prorate Aircraft shall be deemed Covered Aircraft when used to provide Regional Airline Services in accordance with the terms and conditions hereof. Without limiting the foregoing, Contractor shall use the Covered Aircraft in accordance with the following terms:

(a)Fares, Rules and Seat Inventory. American shall in its sole discretion establish and publish all fares, fare rules, related tariff rules, and other information for all seats on the Covered Aircraft. Contractor shall not publish any fares, fare rules, related tariff rules (other than as prepared or authorized by American), or other information for the Covered Aircraft. In addition, American shall have complete and exclusive control in its sole discretion with respect to the Covered Aircraft relating to all (i) seat inventories, including all positive space and “space available” non-revenue seating, and pass travel policies, subject to Section 2.03, and (ii) revenue management decisions, including pricing, overbooking levels, discount seat levels and allocation of seats among various fare categories.

(b)Hubs. The operations for the Covered Aircraft shall be principally based at, and the Covered Aircraft shall operate primarily from, the applicable Hub specified on Schedule 1; provided that at any time and from time to time American shall have the right and option to specify that the Covered Aircraft will be principally based at or primarily operated at another Hub; provided further that (i) if American requests at any one time that greater than [***] are to be relocated, then American shall notify Contractor at least [***] prior to the requested relocation date, and (ii) if American requests at any one time that [***] Covered Aircraft are to be relocated, then American shall notify Contractor at least [***] prior to the requested relocation date. Contractor shall be compensated by American for the [***] specific flight that Contractor operates to relocate a Covered Aircraft pursuant to this Section 2.01(b) as though such flight were a Scheduled Flight. All notifications pursuant to this Section 2.01(b) shall be provided by electronic mail to Contractor at (A) [***] (until further Notice from Contractor) or (B) such other addressee as Contractor may designate by Notice to American.

Section 2.02Flight-Related Revenues. Contractor acknowledges and agrees that American shall be entitled to and shall receive all revenues (including any consideration received from any interline and non-revenue travel agreements) resulting from the sale or issuance of passenger tickets associated with the Covered Aircraft and all other sources of revenue associated with the Covered Aircraft and its use and operation, including revenues relating to (a) any tickets sold under the designator code of a third party (such as an American codeshare partner); (b) transportation of cargo or mail; (c) ancillary passenger service charges, including any baggage charges, food, beverage (including revenues relating to the sale of beer, wine, liquor or any other alcoholic beverages), unaccompanied minor fees and duty-free services; (d) guarantees, incentive payments or cost abatements from Governmental Authorities or other third parties in connection with scheduling flights to an airport or locality; (e) ticket change fees; and (f) pass travel and other non-revenue or reduced-rate travel charges. All such revenues shall be the sole property of, and shall belong to, American, and if received by Contractor, shall be promptly remitted by Contractor to American. American shall perform all revenue accounting and management functions in connection with all such revenues. The Parties acknowledge and agree that all flight related revenue to which American is entitled hereunder (including under this Section 2.02) is independent of the non-exclusive license of Approved Marks set forth in Section 6.03(b) hereof.

Execution Version

Section 2.03Non-Revenue Pass Travel. American shall have the sole right and option to implement and oversee all pass travel and other non-revenue or reduced-rate travel on any Scheduled Flight. Contractor’s employees shall be entitled to those travel privileges on Scheduled Flights as are set forth in American’s travel privileges policies for non-revenue pass travel for employees of regional airline service providers, as then in effect and to the extent then offered; provided, in all events, that on all Scheduled Flights operated by Covered Aircraft, Contractor’s employees shall be treated the same as employees of other non-owned regional airline service providers, without giving effect to any applicable grace period or extension period for employees of any former Affiliate of American; and provided further, that the Representatives of Contractor and American shall meet at least [***] to discuss in good faith American’s travel privileges policies for non-revenue pass travel applicable to employees of Contractor on the Scheduled Flights operated by Covered Aircraft.

Section 2.04Ground Handling. American shall provide, or arrange for another Person to provide, all ground handling and related services with respect to the operation of the Covered Aircraft, including, but not limited to: (a) all gate and ticket counter check in activities, (b) all baggage handling, (c) all cargo handling, if any, (d) all passenger enplaning/deplaning services, including but not limited to sky cap, if any, and wheel chair services, (e) all aircraft loading/unloading services, including but not limited to airside busing (as necessary), (f) all passenger ticketing, (g) all aircraft cabin cleaning and related cleaning supplies other than in connection with routine clean-up and straightening between Scheduled Flights, (h) all jet bridge maintenance (where applicable), (i) all security functions, (j) all janitorial services in connection with ground handling and related services with respect to the operation of the Covered Aircraft, and (k) all deicing services. In connection therewith, American shall select in its sole discretion any Person to perform such services with respect to the operation of the Covered Aircraft.

Article III

USE OF COVERED AIRCRAFT

Section 3.01Use of Covered Aircraft.

(a)Implementation Date. Contractor shall make the Covered Aircraft available for operations and the performance of Regional Airline Services at the Hubs as contemplated by this Agreement on or before the departure of the first Scheduled Flight on the Implementation Date as noted on Schedule 1 attached hereto (the “Implementation Date”), unless otherwise Consented to by American and Contractor; it being understood that the date such Covered Aircraft commences providing Regional Airline Services shall be deemed its Implementation Date.

(b)Use for Scheduled Flights. Notwithstanding any other provision in this Agreement, nothing in this Agreement shall restrict Contractor’s ability to use the Covered Aircraft, pursuant to the terms of the Prorate Agreement and the terms of this Agreement, to operate Prorate Flights. For the avoidance of doubt, Contractor’s use of the Covered Aircraft to operate the Prorate Flights (and Contractor’s provision and performance of any services related thereto as required by the Prorate Agreement) shall be governed solely by the Prorate Agreement. Except as provided in this Section 3.01(b), and except as American may otherwise Consent in its sole discretion, the Covered Aircraft (i) may only be used by Contractor to provide Scheduled Flights, and (ii) subject to Sections 3.01(c) and 3.01(d), may not be used by Contractor for any other purpose, including flight operations for any other airline or flight operations or activities on Contractor’s own behalf.

(c)Ad Hoc Charter Flights. If requested by American, Contractor shall use, but only upon American’s request, the Covered Aircraft for charter flights not included in the applicable Final Monthly Schedule for the month of such flight if, and only if, American requests such use

Execution Version

and specifies the terms of such use and Contractor agrees to such terms, which agreement shall not be unreasonably withheld, delayed or refused.

(d)Maintenance Flights and Ferry Flights. Contractor shall be entitled to use Covered Aircraft for the purpose of Ferry Flights and flights solely in connection with the performance of reasonably necessary, customary and required maintenance of a Covered Aircraft in accordance with the terms and conditions of this Agreement (“Maintenance Flights”). With respect to Ferry Flights and Maintenance Flights for each calendar month, [***]. It is understood that (x) [***] and (y) [***].

Section 3.02Spare Aircraft.

(a)Spare Aircraft. Contractor shall have available for the operation of Scheduled Flights or any charter flights pursuant to Section 3.01(c), (i) with respect to CRJ Covered Aircraft, a total number of spare CRJ Aircraft equal to the [***]; and (ii) with respect to the EMB-175 Covered Aircraft, [***]. Each such aircraft shall be a substitute, when necessary or required, for any other Covered Aircraft in the event of any operational issues or daily line maintenance requirements for any other Covered Aircraft (the “Spare Aircraft”). Each Spare Aircraft shall be one of the Covered Aircraft identified on Schedule 1.

(b)[Intentionally Omitted].

(c)[Intentionally Omitted].

Section 3.03[Intentionally Omitted].

Section 3.04Flight Designator Codes and Codeshare Terms.

(a)All Regional Airline Services shall be operated under the name “American Eagle” or such other name, incorporating an Approved Mark, as may be determined by American in its sole discretion and specified by American to Contractor.

(b)All Scheduled Flights shall be identified by an “AA*” flight designator code (or such other flight designator codes as may be assigned by American in its sole discretion), as appropriate, in: (i) American, Contractor, and third party computer reservations systems, including Internet reservation systems; (ii) American timetables; (iii) airport flight information displays; and (iv) passenger tickets and like media distributed to or accessed by travel agents, other airlines or the public (all Scheduled Flights that display the “AA*” flight designator code are referred to herein as “AA Flights”).

(c)To the extent Contractor subsequently discloses or identifies the AA Flights to the public as flights operated by Contractor, Contractor shall do so only in the following ways: (i) a symbol and/or text may be used in timetables and computer reservation systems indicating that AA Flights are operated by Contractor; (ii) to the extent reasonable and necessary, messages on airport flight information displays may identify Contractor as the operator of flights shown as AA Flights; and (iii) in any other manner prescribed and/or required by any laws, rules or regulations of a Governmental Authority.

(d)In all cases, the conditions of carriage with regard to passengers on AA Flights will be between a passenger and American.

Execution Version

(e)Contractor agrees to operate all Scheduled Flights using the American flight designator code and flight numbers assigned by American, or such other flight designator codes and flight numbers as may be assigned by American (to accommodate, for example, an American codeshare partner). American shall have the exclusive right to determine which other airlines (“Codeshare Airlines”), if any, may place their two letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Codeshare Airlines with respect thereto. Contractor will cooperate with American and any Codeshare Airlines, as requested by American, with respect thereto (including, without limitation, making necessary governmental filings and entering into reasonably acceptable agreements with such Codeshare Airlines; provided that Contractor shall not be required to accept terms in any such agreement to the extent such terms impose material duties and obligations upon Contractor that are substantially greater than those imposed on Contractor by this Agreement).

Section 3.05Flight Dispatch. Contractor shall be solely responsible for, and American shall have no obligations or duties with respect to, the Dispatch of Scheduled Flights; provided that Contractor shall coordinate such Dispatch with American’s systems operation control and pursuant to Schedules 8 and 11.

Section 3.06[Intentionally Omitted].

Section 3.07[Intentionally Omitted].

Section 3.08Substitute Aircraft.

(a)In the event that a Covered Aircraft is not available for Regional Airline Services as a direct result of mechanical or service-related issues, Contractor may, upon prior Notice to American (which Notice shall state the tail number of the Covered Aircraft to be substituted, the serial numbers of the Engines related thereto and the mechanical or service-related issue resulting in the requested substitution), temporarily substitute such Covered Aircraft with an aircraft identified on Schedule 17 hereto (each a “Substitute Aircraft”) as the same may be designated by Contractor in any such Notice; it being understood that American shall be under no obligation to approve such request for substitution of the Substitute Aircraft for the applicable Covered Aircraft unless the following conditions are met: (i) no interruption of Regional Airline Services shall result from the substitution of such Substitute Aircraft; (ii) the Substitute Aircraft shall be of equal or superior performance capability and characteristics as the Covered Aircraft being substituted, as reasonably determined by American; and (iii) the Substitute Aircraft shall be in the same seat configuration as the Covered Aircraft being substituted unless otherwise consented to by American. If the foregoing conditions are met for the temporary substitution of the Substitute Aircraft for the Covered Aircraft, then the terms and conditions of this Agreement (including but not limited to audit and inspection rights (including the audit and inspection rights set forth in Schedule 4), governmental regulations, aircraft condition standards, compensation, insurance and maintenance) applicable to the Covered Aircraft being substituted shall apply in full force and effect with respect to such Substitute Aircraft, and such Substitute Aircraft shall be deemed a Covered Aircraft at all times during the applicable period of substitution. Upon the applicable mechanical or service-related issue giving rise to such substitution is resolved, such Substitute Aircraft shall cease providing Regional Airline Services (and the Covered Aircraft being substituted shall recommence providing Regional Airline Services). [***]. For purposes of this Section 3.08, the Notice to be given by SkyWest to American with respect to the Substitute Aircraft shall be deemed to satisfy the Notice requirement herein to the extent the Substitute Aircraft is reflected in

Execution Version

the daily schedule provided by SkyWest to American reflecting the operation of the Covered Aircraft for such day, and [***] Contractor’s designee (which, until further Notice from Contractor shall be: [***]).

(b)Contractor shall have the right and option, by providing prior Notice to American, to elect to remove [***] Substitute Aircraft from Schedule 17 hereto as an aircraft permitted to be substituted hereunder, with such Notice identifying the aircraft to be so removed from Schedule 17 hereto; provided that a Substitute Aircraft may not be removed from Schedule 17 at a time when such aircraft is actively providing Regional Airline Services. In addition, at any time, by providing Notice to American, Contractor may propose to American additional CRJ Aircraft to be added to Schedule 17, with such Notice identifying the CRJ Aircraft proposed to be so added. American may approve or disapprove any such request in American’s sole discretion. If approved, American will provide Notice to Contractor of the aircraft so approved. Absent such Notice from American, such aircraft shall not be included as Substitute Aircraft hereunder.

Section 3.09Heavy Maintenance. The terms and conditions of this Section 3.09 shall apply with respect to any CRJ Covered Aircraft that requires Heavy Maintenance during the Term of this Agreement and shall govern the period during which such Covered Aircraft is undergoing Heavy Maintenance during the Term of this Agreement. Contractor shall (x) provide at least [***] prior written Notice to American that a CRJ Covered Aircraft will be undergoing Heavy Maintenance and the estimated duration, including start and end dates, of any such Heavy Maintenance (which duration shall be commercially reasonable based upon Heavy Maintenance for similarly situated CRJ Aircraft) and (y) promptly, upon request by American, deliver reports to American with reasonably sufficient detail regarding such Heavy Maintenance (including the dates of such Heavy Maintenance (including the dates the applicable Covered Aircraft is being transported to or from a Heavy Maintenance facility), the location of such Heavy Maintenance, the estimated time period of such Heavy Maintenance and the tail numbers of Covered Aircraft undergoing Heavy Maintenance) in form and substance satisfactory to American in its sole discretion.

(a)Heavy Maintenance Generally. In addition to the Notice referenced in Section 3.09 above, at least [***] prior to the performance of Heavy Maintenance with respect to any CRJ Covered Aircraft, Contractor shall deliver Notice to American designating the applicable CRJ Covered Aircraft that will be undergoing Heavy Maintenance (which Notice shall include the tail number of such CRJ Covered Aircraft and the estimated duration, including start and end dates, of such Heavy Maintenance, which duration shall be commercially reasonable based upon Heavy Maintenance for similarly situated CRJ Aircraft); provided that if, as a result of operational or maintenance constraints, Contractor (in its commercially reasonable discretion) determines that it is necessary for a CRJ Covered Aircraft with a tail number that is different than the tail number provided in such Notice to undergo Heavy Maintenance, then Contractor shall promptly deliver Notice to American regarding such tail number change. Contractor acknowledges and agrees that: (x) it will use commercially reasonable efforts to cause the Heavy Maintenance to be completed within a reasonable time period after induction into Heavy Maintenance in accordance with the estimated duration, including start and end dates, provided by Contractor to American pursuant to this Section 3.09(a), which estimated duration, for the avoidance of doubt, shall be commercially reasonable based upon Heavy Maintenance for similarly situated CRJ Aircraft, (y) the Heavy Maintenance shall be completed during the Term of this Agreement, and (z) the Covered Aircraft undergoing any such Heavy Maintenance shall be returned to provide Regional Airline Services, and be capable of providing such Regional Airline Services. For the avoidance of doubt, a CRJ Covered Aircraft shall be deemed a Covered Aircraft for all purposes under this Agreement while it is undergoing Heavy Maintenance; provided, however, [***].

Execution Version

(b)Substitute Heavy Maintenance Aircraft. During the time period that any CRJ Covered Aircraft is undergoing Heavy Maintenance, Contractor shall provide on a temporary basis a substitute [***] for such CRJ Covered Aircraft undergoing Heavy Maintenance (the “Heavy Maintenance Allocations”), as so designated by Contractor in the Notice identifying the Covered Aircraft subject to Heavy Maintenance. Any substitute so provided shall be [***] (a “Substitute Heavy Maintenance Aircraft”) which shall provide Regional Airline Services to American for the period commencing as of the date such CRJ Covered Aircraft enters Heavy Maintenance and ending as of the date such CRJ Covered Aircraft completes all Heavy Maintenance (such period, which shall be determined by American and Contractor, each acting reasonably, being called herein the “Heavy Maintenance Substitute Period”); it being understood that any such Substitute Heavy Maintenance Aircraft shall: (i) be of equal or superior performance capability and characteristics as any of such CRJ Covered Aircraft (excluding any Heavy Maintenance related issues of any such CRJ Covered Aircraft), all as reasonably determined by American; (ii) be a neutral livery aircraft; and (iii) be in the same seat configuration as the CRJ Covered Aircraft being substituted, unless otherwise consented to by American. Nothing in this Section 3.09 is meant to limit or prevent Contractor from using the Substitute Heavy Maintenance Aircraft to perform flight services for a Third Party carrier when not being utilized for Regional Airline Services during a Heavy Maintenance Substitute Period. The terms and conditions of this Agreement (including but not limited to audit and inspection rights (including the audit and inspection rights set forth in Schedule 4), governmental regulations, aircraft condition standards, compensation, insurance and maintenance) applicable to the CRJ Covered Aircraft being substituted shall apply in full force and effect with respect to any such Substitute Heavy Maintenance Aircraft, and such Substitute Heavy Maintenance Aircraft shall be deemed a Covered Aircraft, in each case, solely when such Substitute Heavy Maintenance Aircraft is providing Regional Airline Services; provided, however, [***]. Upon the end of the applicable Heavy Maintenance Substitute Period for a CRJ Covered Aircraft, the applicable Substitute Heavy Maintenance Aircraft shall cease providing Regional Airline Services. If a Substitute Heavy Maintenance Aircraft is substituted for a CRJ Covered Aircraft as provided in this Section 3.09(b), then (A) [***] In the event that the induction of any CRJ Covered Aircraft into Heavy Maintenance would cause the aggregate number of all CRJ Covered Aircraft then in Heavy Maintenance to exceed [***] Covered Aircraft, then at least [***] prior to the induction into Heavy Maintenance of such excess CRJ Covered Aircraft, Contractor shall deliver Notice thereof to American [***]. For the avoidance of doubt, a Substitute Heavy Maintenance Aircraft provided pursuant to this Section 3.09 shall not be deemed a Substitute Aircraft pursuant to Section 3.08 of this Agreement.

(c)Notices. All Notices pursuant to this Section 3.09 shall be provided pursuant to Section 14.01 in electronic format and delivered by electronic mail to (i) the Senior Manager of Regional Strategy at American (which, until further Notice from American shall be: [***]) or (ii) to such other addressee as American may designate. During any period in which a CRJ Covered Aircraft returns from Heavy Maintenance, Contractor shall confirm to American that each such CRJ Covered Aircraft continues to meet the terms and conditions for a “Covered Aircraft” as specified under this Agreement.

(d)Payments with Respect to CRJ Covered Aircraft While in Heavy Maintenance. With respect to a CRJ Covered Aircraft during its applicable Heavy Maintenance Substitute Period, [***] with respect to such CRJ Covered Aircraft with respect to the Heavy Maintenance Substitute Period for such CRJ Covered Aircraft.

(e)Reduction or Termination of Heavy Maintenance Allocations. If American determines in its commercially reasonable discretion that it wishes to reduce or terminate the Heavy Maintenance Allocations contemplated in this Section 3.09 and Section V(A) of Schedule 2, then

Execution Version

(i) American shall deliver Notice thereof to Contractor no later than [***] (or such shorter period as agreed to by both Parties, acting in a commercially reasonable manner) prior to any such reduction or termination, (ii) American shall, in its commercially reasonable discretion, adjust the Requested Plan and the subsequent Final Monthly Schedule to reflect a reduction in the number of CAATS to take into account the reduction in CAATS due to Heavy Maintenance Allocations, (iii) [***], and (iv) the Parties shall meet and confer promptly and in good faith following delivery of any Notice to determine any reasonable or necessary amendments to this Agreement to effectuate such reduction or termination of Heavy Maintenance Allocations.

Section 3.10[Intentionally Omitted].

Article IV

SERVICE STANDARDS, PERFORMANCE MEASUREMENT AND TRAINING

Section 4.01Crews and Other Personnel. Contractor shall provide all crews (flight and cabin) and maintenance personnel necessary to operate all flights of Covered Aircraft and for all aspects (personnel and other) of Dispatch and operational control of such flights.

Section 4.02Governmental Regulations. Contractor has and shall maintain at all times all FAA, DOT, TSA and other certifications, permits, licenses (including licenses to sell or dispense beer, wine, liquor or any other alcoholic beverages), certificates, exemptions, approvals and plans required by Governmental Authorities necessary to enable Contractor to provide Regional Airline Services, along with any insurance required pursuant to the terms hereof, to maintain the airworthiness of the Covered Aircraft and to operate the Covered Aircraft. All Regional Airline Services and all other operations and services undertaken by Contractor pursuant to this Agreement shall be conducted, operated and provided by Contractor in compliance with all laws, rules, requirements and regulations of Governmental Authorities, including those relating to airport security, the use and transportation of hazardous materials and dangerous goods, environmental rules and regulations, crew qualifications, crew training and crew hours, and the carriage of persons with disabilities. All Covered Aircraft shall be operated and maintained by Contractor in compliance with all laws, regulations and governmental requirements, Contractor’s own operations manuals and maintenance manuals and procedures, and all applicable equipment manufacturers’ manuals and instructions. In connection with any capital improvements to any Covered Aircraft required by an airworthiness directive, Contractor (taken together with its Affiliates) shall not discriminate against such Covered Aircraft with regard to efforts to satisfy the requirements of the airworthiness directives, including the method and date of compliance, and shall satisfy such requirements, including any efforts used or applied by Contractor or its Affiliates with regard to any other aircraft owned or operated by Contractor or its Affiliates. In connection with any grounding of any of the Covered Aircraft, Contractor shall not discriminate against such Covered Aircraft with regard to efforts to satisfy the applicable requirements to lift such grounding order, including any efforts used or applied by Contractor or its Affiliates with regard to other aircraft owned or operated by Contractor or its Affiliates, and shall satisfy such requirements.

Section 4.03Quality of Service.

(a)Procedures and Performance Standards. Without limiting Section 4.07 hereof, at all times, Contractor shall provide Regional Airline Services to American in accordance with procedures and performance standards approved by American from time to time in its sole discretion and provided to Contractor, including but not limited to those certain Standards of Service set forth in Exhibit B hereto. The Service Standards set forth in Exhibit B hereto may be amended or changed by American from time to time upon [***] prior Notice to Contractor; provided that [***] Notice shall be given by American to the extent any such amendment or change may reasonably be expected to result in additional, incremental out-of-pocket costs or expenses to

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Contractor or require in-person training at a Contractor training facility of Contractor’s employees and within at least [***] following such Notice, Contractor shall provide American with a binding estimate of the additional, incremental out-of-pocket costs or expenses or out-of-pocket costs and expenses attributable to Contractor’s employees to the extent related to such in-person training, so that American may determine whether to make such amendments or changes. In the event that American decides to implement such amendments or changes, [***]. Contractor shall be responsible for all crew and other employee conduct, appearance and training policies and standards (as set forth on Exhibit C) and adequate staffing levels in order to comply with such procedures and meet such standards, including without limitation in respect of customer complaint response and any handling of irregular operations, all of which shall be handled in a professional, businesslike and courteous manner. Such policies and standards shall include Contractor’s crews responsible for routine clean-up and straightening of Covered Aircraft between Scheduled Flights.

(b)Contractor’s Representative Uniforms. American has reviewed and approved the generic uniforms and accessories currently used by Contractor’s flight attendants and pilots that will be worn by each flight attendant and pilot on the Implementation Date of the first Covered Aircraft. Without the prior Consent of American (such Consent not to be unreasonably withheld), Contractor may not materially alter such generic uniforms and accessories after such Implementation Date. Thereafter and from time to time, American may require all flight attendants and pilots of Contractor providing Regional Airline Services to wear uniforms and accessories designated by American. In such event, American shall provide Contractor with Notice of such alterations or changes and within at least [***] following such Notice, Contractor shall provide American with a binding estimate of any additional out-of-pocket costs and expenses to Contractor attributable to such alterations or changes, so that American may determine whether to implement such alterations or changes. In the event that American determines that it shall implement such alterations or changes in uniforms or accessories, it shall provide Notice thereof to Contractor and Contractor shall use commercially reasonable efforts to implement such alterations or changes no later than [***] following such Notice [***]. In connection with any estimate and any required reimbursement pursuant to this Section 4.03(b), [***].

(c)In-Flight Services. Contractor shall comply with the catering requirements set forth on Exhibit B hereto. Contractor shall also coordinate its in-flight services with the in-flight services department of American or any Person designated by American to ensure consistency and quality of Contractor’s in-flight service, including non-safety related functions such as in-flight marketing announcements, meal and beverage presentation and delivery, and provisioning and usage of passenger amenity kits. Contractor shall sell beer, wine, liquor and any other alcoholic beverages on Scheduled Flights. Contractor agrees that such in-flight sales shall be conducted as directed by American from time to time. Contractor shall implement any reasonable suggestions made by American’s in-flight services department.

(d)Communication of Scheduled Flight Information. Contractor shall provide as promptly as possible to American [***], accurate and timely updates of planned and actual departure and arrival times of Scheduled Flights (including updates of irregularities), any changes in scheduling of a Scheduled Flight, Dispatch entries, data for textual flight plans, [***] and all other information related to the Scheduled Flights as may be requested by American from time to time and as specified by American from time to time. To the extent Contractor specifies to American in writing that any such information is confidential or proprietary, American shall use its commercially reasonable efforts to protect such information from dissemination to third parties not affiliated with American, Contractor or any American Agent or Contractor Agent.

(e)Aircraft Livery; Refurbishment and Design Costs.

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(i)Interior Design. American has reviewed and approved the Interior Design (including, the bulk head design), seat pitch, aircraft interiors and seat covers to be installed as part of the Covered Aircraft as of the Implementation Date for the Covered Aircraft. Without the prior Consent of American (such Consent not to be unreasonably withheld), Contractor may not materially alter the Interior Design of the Covered Aircraft. If American subsequently determines that the Interior Design of a Covered Aircraft should be altered or changed, then American shall provide Contractor with Notice of such alteration or change and within at least [***] following such Notice, Contractor shall promptly provide American with a binding estimate of the out-of-pocket costs and expenses to Contractor attributable to such Interior Design alteration or change, so that American may determine whether to implement such alteration or change. In the event that American determines that it shall implement such Interior Design alteration or change, it shall provide Notice thereof to Contractor and Contractor shall use commercially reasonable efforts to implement such alteration or change no later than [***] following such Notice, unless a longer time period is Consented to by American (acting reasonably under the circumstances) [***].

(ii)Exterior Livery.

(A)Exterior Livery Preparation On or Before Implementation Date. No later than [***] prior to a Covered Aircraft’s Implementation Date, unless otherwise agreed to by Contractor (acting reasonably under the circumstances), American shall provide Contractor with Notice regarding the required livery (including the paint color and graphic design specifications) for such Covered Aircraft. On or before the Implementation Date for such Covered Aircraft, Contractor shall cause the Covered Aircraft to be prepared in the livery (including the paint color and graphic design specifications) directed by American. For the avoidance of doubt, [***].

(B)Exterior Livery Changes After Implementation Date. If, after the Implementation Date for a Covered Aircraft, American determines that the exterior livery of such Covered Aircraft should be altered or changed in any material respect, then American shall provide Contractor with Notice of such alterations or changes and within at least [***] following such Notice, Contractor shall provide American with a binding estimate of the out-of-pocket costs and expenses to Contractor attributable to such alterations or changes, so that American may determine whether to implement such alterations or changes. In the event that American determines that it shall implement such alterations or changes, it shall provide Notice thereof to Contractor and Contractor shall implement such alterations or changes no later than [***] following the delivery of such Notice (or such longer period as American may approve in its reasonable discretion), [***].

Section 4.04Access and Use of American Systems.

(a)Systems Access. American may provide Contractor with access to American Systems as determined by American to be necessary or appropriate for Contractor to provide the Regional Airline Services.

(b)Use of Systems. Contractor shall use all American Systems and other systems, [***] deemed necessary or appropriate by American for Contractor to provide Regional Airline Services. Neither Contractor nor Contractor’s Agents shall access or use any American System for

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any purpose other than to provide Regional Airline Services. If American gives Notice to Contractor that it may require Contractor to use any American System or other system not used by Contractor as of the Implementation Date of the first Covered Aircraft, and Contractor determines that it will incur out-of-pocket costs and expenses related to the acquisition of (or, if applicable, monthly charges associated with the use of) such American System or other system, then Contractor shall, promptly following Notice from American, provide American with a binding estimate of the out-of-pocket costs and expenses, so that American may determine whether to require that Contractor use such American System or other system. [***].

(c)Systems Support. Contractor shall be responsible for, and shall bear all costs and expenses in connection with, the maintenance and performance of any software and equipment they use to access or interface with the American Systems at all times. Additionally, American may require Contractor to install and operate certain support programs on Contractor’s equipment that American may use for American’s internal reporting systems.

Section 4.05Processing and Adjudicating Customer or Passenger Complaints. American shall process and adjudicate all customer or passenger complaints related to this Agreement and the Regional Airline Services and Contractor shall assist American in processing and adjudicating such customer or passenger complaints as American may determine. American shall have complete and exclusive control of the method of processing and adjudicating such customer or passenger complaints and any final disposition or handling of any customer or passenger complaint shall be in American’s sole discretion.

Section 4.06Catering Products and Catering Services. American shall provide, or arrange for another Person to provide, all Catering Products and Catering Services for flights of Covered Aircraft (excluding any Maintenance Flights or Ferry Flights).

Section 4.07Right to Audit Aircraft and Service Condition.

(a)Audits. Subject to the provisions of subsection (c) below, American shall have the right, and option in its sole discretion from time to time, to audit Contractor’s in-flight service performance for Regional Airline Services provided with the Covered Aircraft (each such audit a “Service Audit”) and the condition of the Covered Aircraft (each such audit an “Aircraft Condition Audit”) to ensure such service and the condition of such Covered Aircraft meet the Standards of Service and the aircraft condition standards and actions as required in Section 4.03 above, in Exhibit B and elsewhere in this Agreement (to the extent applicable) or such other service and condition standards that may be developed by American from time to time in its sole discretion. The conditions giving rise to a failure (a “Failing Audit”) for any Service Audit and Aircraft Condition Audit programs shall be as stated in Schedules 1 and 2 to Exhibit B, respectively. In performing a Service Audit or Aircraft Condition Audit, [***] by American in its sole discretion. If the condition standards for such Covered Aircraft or such Regional Airline Services are materially changed or altered by American [***].

(b)Service Audit Failure. Subject to Section 4.07(d) below, if there is a Failing Audit for a Service Audit, then Contractor shall pay to American [***] for each Failing Audit in accordance with the payment provisions set forth in Schedule 2; provided that the aggregate amount payable by Contractor pursuant to this Section 4.07(b) may not exceed the aggregate amount of [***].

(c)[***]

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(d)[***]

(e)Remedies Cumulative. It is further agreed and understood between the Parties, that American’s rights and remedies as provided in this Section 4.07 shall not impair and shall not be deemed to limit, amend, modify or supplant any other rights or remedies American shall have hereunder, including, but not limited to, American’s rights and remedies as provided in Sections 4.03 and 12.02(b) hereof and Exhibit B attached hereto. In no event shall American be required to choose between available remedies; it being understood that American shall have the right to have all of the remedies be cumulative and non-exclusive.

Section 4.08Controllable Cancellation Codes and Controllable On Time Departure Codes. In the event the codes set forth in American’s Delay Code Handbook and Cancel Code Handbook (or any successor handbooks thereto) are amended, restated or modified in any way, then such amendment, restatement or modification shall automatically be deemed to amend, modify or restate the applicable codes set forth in Schedule 9 (Controllable Cancellation Codes) and Schedule 12 (Controllable On Time Departure Codes) without any action by American or Contractor; it being understood that American shall promptly provide Notice to Contractor of any such amendment, modification or restatement to the Delay Code Handbook and Cancel Code Handbook. In the event that there is a Dispute with respect to any such amendment, modification or restatement to the Delay Code Handbook and Cancel Code Handbook, Schedule 9 or Schedule 12, or the applicability thereof under this Agreement [***] then the Parties shall resolve such Dispute pursuant to the provisions of Section 13.01 hereof.

Section 4.09[***]

Article V

SAFETY

Section 5.01Incidents or Accidents.

(a)Incidents or Accidents. Contractor shall promptly notify American’s System Operations Control/Flight Dispatch Office of any Accident, Incident or any irregularity that could reasonably be expected to result in a complaint or claim by passengers or an investigation by a Governmental Authority involving a Covered Aircraft occurring during Contractor’s provision of Regional Airline Services, including those that result in any injury or death to persons or damage to property. To the extent Contractor is involved in any such Accident, Incident or irregularity, it shall furnish in writing to American detail concerning the same and shall cooperate with American [***] in any appropriate internal or external investigation. [***]. Contractor shall maintain an emergency response plan in accordance with the provisions of the Aviation Disaster Family Assistance Act of 1996 and any amendments or regulations relating thereto. Contractor shall promptly inform American in writing of any material modifications to such plan. American shall manage the customer response efforts on behalf of Contractor in the case of an Accident or Incident involving Regional Airline Services or the Covered Aircraft, including responding to an Accident or Incident and providing necessary assistance and services to the family members of passengers and Contractor shall fully cooperate [***].

(b)Accident Reports. To the extent that it would not violate any law, rule or regulation of any Governmental Authority then applicable to Contractor, Contractor shall promptly furnish to American a copy of every written report and plan that Contractor prepares, whether such report is filed with the FAA, NTSB or any other Governmental Authority, relating to any Accident or Incident involving a Covered Aircraft or Regional Airline Services when such Accident or Incident is claimed to have resulted in the death or injury to any person or the loss of, damage to or

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destruction of any property. Contractor shall also provide prompt Notice to American of all irregularities involving any Scheduled Flights (including, without limitation, irregularities that result in any injury to or death of persons or material damage to property) as soon as such information is available and shall furnish to American in writing detail regarding such irregularity.

(c)International Air Transport Association Operational Safety Audit. Contractor shall be compliant with the safety standards set forth by the International Air Transport Association Operational Safety Audit, and upon Notice from American from time to time, Contractor agrees to provide American with evidence in a form reasonably satisfactory to American of such compliance.

Article VI

OTHER OBLIGATIONS OF CONTRACTOR

Section 6.01FAA or DOT Certification Suspension or Revocation. If Contractor discovers or is notified of the suspension or revocation, or potential suspension or revocation, of an FAA or DOT certification used in connection with the Scheduled Flights or Covered Aircraft, then Contractor shall immediately deliver Notice to American of such suspension or revocation.

Section 6.02Fuel Efficiency Program. Without limiting the obligations of Contractor pursuant to the terms hereof, Contractor shall promptly adopt and adhere to a fuel efficiency program as described on Schedule 6, as long as Contractor’s adoption or adherence to such fuel efficiency program does not materially and adversely impact the safety of Regional Airline Services under FAA operational specifications, or other regulatory constraints, or the airworthiness of the Covered Aircraft.

Section 6.03Use of Approved Marks and Copyrights.

(a)Ownership of Marks. Contractor acknowledges and agrees that American, AMR and/or one of their Affiliates, as the case may be, is the sole worldwide owner or licensee of the Marks.

(b)License to Use Approved Marks. Subject to the terms and conditions of this Agreement, including service quality requirements, Contractor is hereby granted [***] right and license to use the Approved Marks solely as specified by American from time to time and solely for Contractor to perform its obligations, including by operating the Regional Airline Services, as specified in this Agreement.

(c)Restrictions on Use. Contractor may not use the Marks in any manner other than as permitted by this Agreement. Contractor shall only use the Marks in a manner consistent with American’s quality standards, as they may exist from time to time, and shall not utilize the Marks in any manner except as directed by American. All goodwill associated with Contractor’s use of the Marks will inure solely to the benefit of the owner of such Marks. Upon termination of this Agreement, Contractor will immediately cease use of the Marks, unless otherwise authorized in another agreement with American, AMR or one of their Affiliates. Under no circumstance will Contractor: (i) use or display any Marks that Contractor obtained from a source other than [***]; (ii) alter the Marks in any way; or (iii) transfer, sell, or give away to a third party any products bearing the Marks that do not meet American’s quality standards. Contractor agrees that it shall in no way contest or deny the validity of, or the right or title of American, AMR and/or one of their Affiliates, as the case may be, in or to the Marks, and shall not encourage or assist others directly or indirectly to do so, whether during the Term or thereafter. Contractor shall not use or register any domain name that is identical to or similar to any of the Marks without first receiving American’s prior Consent. American may inspect Contractor’s use of the Marks at any time to

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ensure Contractor’s use of such Marks is consistent with this Agreement. Upon written request from American from time to time, Contractor agrees to provide American with reports setting forth Contractor’s use of the Marks.

(d)Marking. For all uses of Approved Marks, Contractor and its Affiliates shall affix proper trademark or service mark notice: the symbol ® for registered trademarks or service marks, or the symbols ™ or SM for unregistered trademarks or service marks, and where requested by American, a statement that the Approved Mark “is a (registered, if applicable) trademark (or service mark, if applicable) of American Airlines, Inc. (or AMR or any of their Affiliates, if applicable) and is being used by Contractor under license from American Airlines, Inc. (or AMR or any of their Affiliates, if applicable)”; provided that if American delivers an item or product to Contractor, and Contractor does not modify or alter such item or product in any way, then Contractor shall be under no obligation to affix any such trademark, service mark notice or statement to such item or product.

(e)Additional Approved Marks. Contractor has no right or permission to use any of the Marks, other than the Approved Marks, without first receiving American’s express Consent to do so. If Contractor receives American’s Consent to use any additional Marks, then such Marks will then be considered Approved Marks.

(f)New Marks. American has the right to amend the Approved Marks list at any time. If American removes a Mark from the Approved Mark list, Contractor must cease all use of the Mark within a time period to be determined in American’s sole discretion. Similarly, if American adopts a new Mark that it desires Contractor to use in connection with the performance and operation of Regional Airline Services, it will notify Contractor in writing and specify a deadline by which Contractor must incorporate and use the new Mark. [***].

(g)Further Assurances. At American’s request, Contractor agrees to cooperate with American, AMR and their Affiliates in connection with applications and other filings to create, register, maintain, or otherwise perfect American’s, AMR’s and their Affiliates’ rights in Marks, [***]. Upon termination of this Agreement, Contractor agrees to do everything necessary to effect cancellation of the recordation, if any, of Contractor as a recorded licensee of the Marks.

(h)License and Use of American’s Copyrights. American grants to Contractor a [***] right and license to reproduce, display, perform, distribute and prepare derivative works of American’s Copyrights solely as specified by American from time to time and solely in connection with the performance and operation of Regional Airline Services in accordance with this Agreement. Any reproductions shall include the notice “Reproduced with permission of American Airlines, Inc. © [date] American Airlines, Inc.” Contractor agrees it will not materially alter works subject to American Copyrights without American’s Consent. All derivative works of American’s Copyrights created by or for either of the Contractor shall be the sole and exclusive property of American, and Contractor hereby assigns, and upon creation shall be deemed to have automatically assigned, all right, title and interest in and to such derivative works to American, including all copyright and other proprietary rights therein.

(i)License and Use of American Software. American owns Copyrights and other rights in its proprietary software that it makes available to Contractor under this Agreement (the “American Software”). American grants to Contractor a [***] right and license to install, execute and use American Software in the manner and for the purposes described in this Agreement and solely for the purposes of performing and operating Regional Airline Services in accordance with this Agreement. Contractor may use American Software only as expressly permitted in this

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Agreement. Contractor may not make copies of American Software, provide Third Parties with access to American Software (other than Contractor Agents who are provided access in connection with Contractor providing Regional Airline Services), distribute American Software, or modify American Software without American’s prior Consent. Contractor may not dissemble, decompile, reverse engineer, or modify American Software. American Software shall be considered American’s Confidential Information for all purposes under this Agreement.

(j)Effect on American Data Provisions. Nothing in this section gives Contractor any additional license or rights in and to American Data that is not expressly set forth in this Agreement, nor does it affect Contractor’s duties with respect to American Data under this Agreement.

(k)Infringement by Third Parties.

(i)If Contractor learns of any infringement or unauthorized use of any of the Marks, American’s Copyrights or American Software, then Contractor shall promptly notify American in writing. American has the sole right to send infringement notices and bring infringement actions. If requested to do so, Contractor shall cooperate with and fully assist American in any such action, including providing Contractor’s files, communications, records, and other information relating to their Regional Airline Services or joining the action as a party, if necessary, [***]. Any award or portion of an award recovered by American in any such action or proceeding commenced by American shall belong solely to American.

(ii)If a Third Party institutes a legal action against Contractor for its use of a Copyright, American Software provided to Contractor or an Approved Mark, as provided in this Agreement, then Contractor shall promptly notify American in writing, along with any insurance carriers who have issued policies to Contractor that might provide coverage.

Section 6.04American’s AAdvantage® Program. Without the express Consent of American, Contractor shall not promote or offer any frequent flyer or similar customer appreciation or reward program to passengers on flights on the Covered Aircraft, other than American’s AAdvantage® frequent flyer program (as such program may be amended from time to time) or any other similar program developed or designated by American or as otherwise requested or directed by American in its sole discretion.

Section 6.05Periodic Reports. Contractor shall deliver to American:

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(a)Detailed reports in connection with its performance of the Regional Airline Services, [***], including those specifically referenced in this Agreement, including periodic reports relating to: (i) scheduled and completed maintenance operations; (ii) customer service complaints; (iii) tax information relevant to any Pass Through Costs or American Absorbed Expenses or any in-flight sales on a Scheduled Flight; (iv) Controllable Completion Rate or any data used in the calculation thereof; (v) fuel usage on Covered Aircraft; (vi) cancellations of Scheduled Flights; (vii) any safety issues; (viii) Approved Marks; (ix) any licenses permitting the sale and dispensation of beer, wine, liquor or any other alcoholic beverages; (x) information regarding any Covered Aircraft to be substituted by Contractor pursuant to Section 3.08 (including the tail number, the serial numbers of the Engines related thereto and the mechanical or service-related issue resulting in the requested substitution); and (xi) any other operational statistics in Contractor’s possession that is directly or indirectly related to the provision of Regional Airline Services to American hereunder; and

(b)Data in the format attached hereto as Exhibit G attached hereto and such other reports or operational statistics directly or indirectly related to the Regional Airline Services and the Covered Aircraft [***], such further information as American may reasonably require or request in its sole discretion to monitor Contractor’s performance under this Agreement, including, but not limited to, information regarding Contractor’s ability to provide Regional Airline Services, a [***] rolling forecast [***] data that could reasonably affect Contractor’s ability to perform its obligations hereunder.

Section 6.06Operation of Covered Aircraft. Contractor shall not operate for any purpose any Covered Aircraft, or change the manner in which it conducts business on or after the Effective Date (including operating a particular aircraft type or number of aircraft), in violation or breach of any term or anticipated terms [***]. If, after the Effective Date, American seeks to revise or amend Schedule 10 hereto solely to take into account the terms of [***] then American shall provide Contractor with [***] prior Notice thereof, together with the proposed revision or amendment to Schedule 10. Within [***] of Contractor’s receipt of such Notice, Contractor shall:

(a)To the extent that any such revision or amendment to Schedule 10 may reasonably be expected to result in additional out-of-pocket costs or expenses to Contractor, Contractor shall provide American with a binding estimate of the out-of-pocket costs and expenses, so that American may determine whether to enter into such revision or amendment. In the event that American determines that such revision or amendment shall become effective, [***]. Thereafter, and any such revisions or amendments shall be binding upon Contractor as if initially attached hereto as Schedule 10; or

(b)Deliver a certificate of its Chief Operating Officer to American, which certificate shall be prepared in good faith by Contractor and shall include documentation and evidence supporting the statements in such certificate, certifying that such revision or amendment (i) would reasonably be expected to cause or result in Contractor being in violation of or breach under any contract or agreement to which Contractor is then a party and which is then binding upon Contractor and Contractor reasonably believes that such violation or default would result in an adverse effect upon Contractor, its assets, its financial condition or its business or (ii) conflicts with the manner in which Contractor conducts its business (including operating a particular aircraft type or number of aircraft) or otherwise results in Contractor’s inability to make the covenant set forth in the first sentence of this Section 6.06 without altering its operations with another codeshare partner of Contractor. To the extent that Contractor is prohibited by any confidentiality agreement then binding on Contractor from providing documentation or evidence to support such certificate, such certificate shall certify as such and verify the accuracy of the information in any such

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documentation or evidence. Promptly upon American’s receipt of any such certificate, the Parties shall meet and confer to promptly negotiate in good faith in order to resolve Contractor’s issues with respect to such proposed revision or amendment. If the Parties are not able to resolve the issues within [***] following the receipt of the certificate by American, then either Party may terminate this Agreement pursuant to the provisions of Section 12.02(a)(iv) below.

(c)Any failure by Contractor to provide a binding estimate of out-of-pocket costs and expenses pursuant to Section 6.06(a) or a certificate pursuant to Section 6.06(b) shall result in such revision or amendment to Schedule 10 to be automatically effective against Contractor upon such revisions or amendments becoming binding on American, [***].

(d)For the avoidance of doubt, American shall have the ability to revise or amend Schedule 10 [***] during the Term, with such revision or amendment to occur in connection with [***].

Section 6.07[***]

Article VII

Contractor’s COMPENSATION

Section 7.01Base and Incentive Payments. Subject to the terms and conditions of this Agreement, during the Initial Term and any Extension Term, for and in consideration of the Regional Airline Services to be provided by Contractor hereunder and the operation of the Covered Aircraft, American shall pay to Contractor, the compensation for such Initial Term or any Extension Term provided on Schedule 2 for such Covered Aircraft; [***].

Section 7.02Costs and Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with the Regional Airline Services shall be payable pursuant to Schedule 3.

Section 7.03Cost Savings.

(a)Duty to Minimize Costs. In connection with providing Regional Airline Services to American, Contractor shall minimize costs and expenses incurred by it (including by using commercially reasonable efforts to comply with suggestions made by American for mitigating costs and expenses) if such costs and expenses [***] are Pass Through Costs or American Absorbed Expenses, or costs or expenses otherwise directly or indirectly reimbursable or paid by American to Contractor in accordance with the terms and conditions of this Agreement; provided that Contractor shall be under no obligation to minimize Controllable Costs or the Base Compensation that Contractor receives under Article VII. Further, with respect to any service or item at substantially similar quality or service level and the cost of which American is required to reimburse Contractor hereunder [***].

[***] American Cost Initiatives. [***] (each an “American Cost Initiative”). Within at least [***] following such Notice from American, if Contractor anticipates any additional costs directly attributable to such American Cost Initiative, Contractor shall provide American with a binding estimate of any additional out-of-pocket costs and expenses to Contractor attributable thereto, so that American may determine whether to require Contractor to implement such American Cost Initiative. [***].

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Article VIII

USE OF FACILITIES

Section 8.01Facilities. Subject to the terms and conditions hereof, American hereby grants to Contractor [***] right and license to use and occupy the American Facilities to support the provision of Regional Airline Services as set forth in this Article VIII. The Parties acknowledge that the grant of the such license to Contractor has been made without obtaining the Consent and approval of any applicable any Governmental Authority or any similar authority or governing board in any domestic or foreign jurisdiction, or any private or quasi-governmental entity, governing board or other Person with authority to lease, convey or otherwise grant or restrict rights to use or operate any airport facilities associated with this Agreement (“Airport Operators”). If any such Airport Operator subsequently suggests or states that a Consent of any such Airport Operator is required for the grant of such license or for the use of the related American Facilities and American determines that obtaining such Consent is necessary or advisable, the Parties shall use commercially reasonable efforts to obtain such Consent and/or to effectuate the such license on the terms set forth herein and in such manner as American and Contractor may deem advisable or appropriate.

(a)Passenger-Related Terminal Facilities. American hereby grants to Contractor [***] right and license to use and occupy the Passenger-Related Terminal Facilities that are designated by American from time to time to support the provision of Regional Airline Services. Each Passenger-Related Terminal Facility shall be used by Contractor exclusively to support the provision of Regional Airline Services, and may not be used by Contractor for the provision of any services, including ground handling services, regional air services or any other services, to any Third Party or for any other purpose without the Consent of American; it being understood that American shall have sole and absolute discretion to provide or decline such Consent for any reason whatsoever.

(b)Crew Facilities. American shall provide and hereby grants to Contractor the [***] right and license to use and occupy the Crew Facilities that are designated by American from time to time to support the provision of Regional Airline Services, [***]. Each Crew Facility shall be used by Contractor exclusively to support the provision of Regional Airline Services, and may not be used by Contractor for the provision of any services, including ground handling services, regional air services or any other services, to any Third Party or for any other purpose without the Consent of American; it being understood that American shall have sole and absolute discretion to provide or decline such Consent for any reason whatsoever. Notwithstanding the foregoing, as of the Effective Date, Contractor, through certain codeshare partners of Contractor, is providing all Crew Facilities necessary to provide Regional Airline Services and such Crew Facilities are used by Contractor with respect to Contractor’s operations for Contractor’s other codeshare partners. If, after the Effective Date, Contractor reasonably determines (acting reasonably under the circumstances) that the Crew Facilities provided in connection with the performance of Regional Airline Services by Contractor are unavailable for use by Contractor’s crews operating Regional Airlines Services as a result of conflicts with such codeshare partners of Contractor, then Contractor shall notify American and American shall obtain reasonable Crew Facilities for Contractor within a reasonable amount of time. For so long as Contractor is providing Crew Facilities as provided above, such Crew Facilities shall not be deemed American Facilities for purposes of this Agreement.

(c)Line Maintenance Facilities. American shall provide and hereby grants to Contractor [***] right and license to use and occupy the Line Maintenance Facilities that are designated by American from time to time to support the provision of Regional Airline Services, [***]. Each Line Maintenance Facility shall be used by Contractor exclusively to support the

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provision of Regional Airline Services, and may not be used by Contractor for the provision of any services, including ground handling services, regional air services or any other services, to any Third Party or for any other purpose without the Consent of American; it being understood that American shall have sole and absolute discretion to provide or decline such Consent for any reason whatsoever Notwithstanding the foregoing, as of the Effective Date, Contractor, through certain codeshare partners of Contractor, is providing all Line Maintenance Facilities necessary to provide Regional Airline Services and such Line Maintenance Facilities are used by Contractor with respect to Contractor’s operations for Contractor’s other codeshare partners. If, after the Effective Date, Contractor reasonably determines (acting reasonably under the circumstances) that the Line Maintenance Facilities provided in connection with the performance of Regional Airline Services by Contractor, through its other codeshare partners, are unavailable for use as a result of conflicts with such codeshare partners of Contractor, then Contractor shall notify American and American shall provide, or arrange for another Person to provide, reasonable Line Maintenance Facilities for Contractor within a reasonable amount of time. For so long as Contractor is providing the Line Maintenance Facilities as provided above, such Line Maintenance Facilities shall not be deemed American Facilities for purposes of this Agreement.

Section 8.02Conditions of Use for American Facilities. At all times, Contractor covenants and agrees that it shall comply with the “Standards of Facilities Use” set forth on Exhibit E hereto. Contractor covenants and agrees that it will not use the American Facilities other than as necessary for it to perform its obligations hereunder and will not use the American Facilities to perform any services on behalf of any party other than American, without American’s express Consent. If Contractor fails to comply with its obligations relating to the American Facilities as set forth herein and in Exhibit E and such failure continues for a period of [***] after Notice to Contractor to cure such failure, then American shall have the right and option to terminate immediately Contractor’s right to use the American Facilities or any part hereof; it being understood that American shall have the right and option to revoke Contractor’s use without terminating or affecting any other obligations of Contractor or American pursuant to the terms hereof and pursue any remedies or recourse against Contractor relating to such use.

Section 8.03Replacement and Termination of Facilities Use. At all times and from time to time, American shall have the right and option, in its sole and absolute discretion, to designate any replacement facilities or to increase or reduce the size or space of the American Facilities, so long as Contractor has sufficient facilities to perform their obligations hereunder, each Party acting reasonably under the circumstances. Any American Facilities no longer used by Contractor shall immediately cease to be American Facilities for the purposes hereof and Contractor’s right to use such facilities shall terminate immediately without further action of American.

Section 8.04Facilities Related Insurance. Without limiting any obligation of Contractor pursuant to the provisions of Article X hereof, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility reasonably acceptable to American, causes of loss, special form or all risk property insurance with per occurrence limits adequate to cover the full replacement cost of the Crew Facilities and Line Maintenance Facilities and other property and liability insurance coverage of the types and in the amounts that would be considered reasonably prudent given the Contractor’s size and nature and under insurance market conditions in effect at the time of placement.

The Parties acknowledge and agree that Contractor shall, in addition to the other rights conferred in this Article VIII, have the right to use and occupy the American Facilities to support the operation of the Prorate Flights pursuant to the terms of the Prorate Agreement, only to the extent permitted and subject to any limitations contained therein. Such use and occupation shall be subject to the same terms and conditions

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applicable to the use and occupation of such American Facilities to support the provision of Regional Airline Services under this Agreement, including this Article VIII.

Section 8.05Certain Agreements. The Parties hereby agree to cooperate in good faith, and use commercially reasonable efforts, to discuss the American Facilities, Passenger-Related Terminal Facilities, Crew Facilities, Line Maintenance Facilities, ground handling services and Catering Services, to the extent necessary for Contractor to provide Regional Airline Services to American; provided that without limiting the obligations of the Parties otherwise provided for in this Agreement, neither Party failing to, or allegedly failing to, cooperate in good faith or use commercially reasonable efforts to discuss the American Facilities, Passenger-Related Terminal Facilities, Crew Facilities, Line Maintenance Facilities, ground handling services or Catering Services shall (a) be deemed to be a breach of the covenant specified in this Section 8.05 by such Party or a Material Breach by such Party or (b) operate as a waiver of any right or privilege of either Party under this Agreement [***].

Article IX

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS

Section 9.01Contractor’s Representations and Warranties. Contractor represents and warrants to American as of the date hereof as follows:

(a)Organization and Qualification. Contractor is a duly organized and validly existing corporation in good standing under the laws of the State of Utah and has the corporate power and authority to own, operate and use its assets and provide the Regional Airline Services.

(b)Authority Relative to this Agreement. Contractor has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Contractor. This Agreement has been duly and validly executed and delivered by Contractor and is, assuming due execution and delivery thereof by American and that American has legal power and right to enter into this Agreement, a valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, rules or regulations of a Governmental Authority relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under the applicable laws, rules or regulations of a Governmental Authority).

(c)Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by Contractor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Contractor’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Contractor is a party; (ii) result in the creation or imposition of liens in favor of any third person or entity; (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority applicable to Contractor or that relates to the provision of the Regional Airline Services; (iv) constitute any event which, after Notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens; or (v) to Contractor’s knowledge, cause American to be in violation or breach of any term of [***].

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(d)Approvals. Contractor possesses all approvals, certificates, licenses, permits or other authorizations of any Governmental Authority that are necessary or appropriate to execute and deliver this Agreement and to provide the Regional Airline Services and otherwise perform its obligations hereunder.

(e)Permits. Contractor possesses all certificates, authorizations and permits issued by the FAA and other applicable federal, state or foreign regulatory authorities necessary to conduct its business, maintain the airworthiness of the Covered Aircraft, provide Regional Airline Services and otherwise perform its obligations under this Agreement, and Contractor has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on Contractor or its ability to conduct its business, maintain the airworthiness of the Covered Aircraft, provide Regional Airline Services and otherwise perform its obligations under this Agreement.

Section 9.02American Representations and Warranties. American represents and warrants to Contractor as of the date hereof as follows:

(a)Organization and Qualification. American is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

(b)Authority Relative to this Agreement. American has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of American. This Agreement has been duly and validly executed and delivered by American and is, assuming due execution and delivery thereof by Contractor and that Contractor has legal power and right to enter into this Agreement, a valid and binding obligation of American, enforceable against American in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, rules or regulations of a Governmental Authority relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under the applicable laws, rules or regulations of a Governmental Authority).

(c)Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by American of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of American’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which American is a party; (ii) result in the creation or imposition of any liens in favor of any third person or entity; (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority applicable to American; (iv) constitute any event which, after Notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens; or (v) cause American to be in violation or breach of any term of [***].

(d)Approvals. American possesses all approvals, certificates, licenses, permits or other authorizations of any Governmental Authority that are necessary to execute and deliver this Agreement and perform its obligations hereunder.

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Section 9.03Acknowledgement of Ordinary Course Transaction. American acknowledges to Contractor that it has the requisite authority, pursuant to the Bankruptcy Code, to enter into this Agreement, and any and all transactions contemplated hereunder, in the ordinary course of its business without any other or further approval.

Article X

INSURANCE

Section 10.01Minimum Insurance Coverage. Throughout the Term, in addition to any insurance required to be maintained by Contractor or by any applicable Governmental Authority, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available and of the type usually carried by corporations engaged in the same or similar business, similarly situated and owning or operating similar aircraft and engines and covering risks of the kind customarily insured, as follows:

(a)Aviation Hull and Liability Insurance. Aviation hull and liability insurance, including aircraft third party, passenger liability (including passengers’ baggage and personal effects), personal injury, cargo and mail legal liability, products and completed operations liability, contractual liability insurance and all-risk ground and flight physical damage, with a combined single limit of not less than [***] per occurrence (and in the aggregate with respect to products and completed operations), and with respect to non-passenger personal injury, a sublimit of [***] per occurrence and in the aggregate or such other limit which is customarily available in the industry. Such insurance shall also provide protection for war and other allied perils and include war and other allied perils liability insurance for passengers and third parties in the form of extended coverage endorsement (aviation liabilities) per clause AVN52E or its market equivalent. To the extent that the required war risks coverage in the preceding sentence is not included in such policies but is instead provided under separate insurance policies, government insurance and/or indemnification, Contractor shall provide evidence thereof in a form reasonably satisfactory to American.

(b)Workers’ Compensation Insurance and Employer’s Liability Insurance. Workers’ compensation providing the statutory coverage required by the appropriate jurisdiction and employer’s liability with a limit of not less than [***] each accident for bodily injury by accident or [***] each employee for bodily injury by disease.

(c)Automobile Liability Insurance. Automobile liability insurance covering all owned, non-owned leased and hired vehicles with policy limits of not less than [***] combined single limit per occurrence.

(d)Other Property and Liability Insurance. Other property and liability insurance coverages (including without limitation property damage liability insurance, exclusive of any manufacturer’s product liability insurance) of the types and in the amounts that would be considered prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement, but in any event of the type and the amount that American may require to prevent or minimize a disruption in the provision of Regional Airline Services resulting from a casualty or liability incident related to any of Contractor’s operations.

(e)Deductibles. All coverages described in this Section 10.01 shall be placed with deductibles prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement.

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(f)Network Security & Privacy Liability Insurance. Network security and privacy liability insurance with a minimum limit of not less than [***] for each claim that, at a minimum, covers liability resulting from (i) the loss, theft, or disclosure of (A) Confidential Information or (B) personal non-public information of any person, (ii) the unauthorized access to, use of, or tampering with computer systems, including denial of service attacks or inability of an authorized third party to gain access to services, (iii) the introduction of a computer virus or malicious code into, or otherwise causing damage to, a computer, computer system, network, or similar computer related property and the data, software, and programs thereon, or (iv) PCI DSS non-compliance.

Section 10.02Endorsements. Contractor shall cause the liability policies described in Section 10.01 to be duly and properly endorsed by Contractor’s insurance underwriters as follows:

(a)Subrogation Rights. To provide that the underwriters shall waive subrogation rights against American, except for its gross negligence or willful misconduct;

(b)Additional Insureds. To provide that American and its Affiliates shall be named as additional insured parties under liability coverage and only as respect to the operations of the named insured. Additional insured coverage is not provided to any party with respect to claims arising out of their legal liability as a manufacturer, repairer, or servicing agent of the aircraft;

(c)Right of Contribution. To provide that such insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

(d)Breach of Warranty. To include a “breach of warranty” provision in favor of the additional insureds insuring their interest regardless of any breach or violation by Contractor of any warranties, declarations or conditions contained in such insurance policies;

(e)Cross Liability Warranty. With respect to the aviation liability insurance only, to include a “cross liability warranty” provision, providing American and each of the other additional insureds the benefit of all provisions of the aviation liability insurance policy, except the limits of liability, in the same manner as if there were a separate policy covering each additional insured (the total liability of the insurers, in respect of any and all insureds, shall not exceed the limits of liability set forth in the policy);

(f)Contractual Liability. With respect to the aviation liability insurance only, to accept and insure Contractor’s hold harmless and indemnity undertakings set forth in this Agreement, but only to the extent of the coverage afforded by the aviation liability insurance policy or policies; and

(g)No Cancellation or Amendment. With respect to all of the insurance policies described in Section 10.01, to provide that such policies shall not be canceled, terminated or the limits or coverage required hereunder be reduced (adverse change) until [***] after receipt by American of Notice from such insurers (or Contractor’s insurance broker) of such cancellation, termination or reduction (but [***] or such lesser period after Notice shall have been sent to American (i) in respect of war risk insurance or (ii) if the cancellation or adverse change is a result of Contractor’s failure to pay the applicable workers compensation or property insurance premiums and [***] with respect to the nonpayment of premiums).

Section 10.03Evidence of Insurance Coverage. On the Effective Date and on each anniversary thereof during the Term, Contractor shall furnish to American a certificate of insurance certifying that such

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insurance and endorsements are in full force and effect. Such certificate shall be issued per the AVN67B form. If Contractor fails to acquire or maintain insurance as herein provided, then American may at its option secure such insurance on Contractor’s behalf and Contractor shall take all actions requested or directed by American and cooperate with American in connection with obtaining or maintaining such coverage.

Article XI

INDEMNIFICATION

Section 11.01CONTRACTOR’S INDEMNIFICATION OF AMERICAN INDEMNIFIED PARTIES. CONTRACTOR SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE AMERICAN INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS ARISING OUT OF, CAUSED BY OR OCCURRING IN CONNECTION WITH (OR ALLEGED TO ARISE OUT OF, BE CAUSED BY OR BE OCCURRING IN CONNECTION WITH) (A) THE DEATH OF OR INJURY TO PERSONS (INCLUDING ALL INVITEES, GUESTS, PASSENGERS, SHIPPERS, EMPLOYEES, AND AGENTS OF CONTRACTOR), OR DELAY OR LOSS OF OR DAMAGE TO PROPERTY (INCLUDING PROPERTY OF CONTRACTOR AND OF ITS INVITEES, GUESTS, PASSENGERS, SHIPPERS, EMPLOYEES AND AGENTS AND PROPERTY OF EACH AMERICAN INDEMNIFIED PARTY, INCLUDING AIRCRAFT, AIRFRAMES, ANY ENGINE, ANY PART OF ANY THEREOF, BAGGAGE OR CARGO) OCCURRING WHILE SUCH PERSONS OR PROPERTY ARE UNDER THE CONTROL OR IN THE CUSTODY OF, OR BEING TRANSPORTED BY CONTRACTOR (INCLUDING, FOR THE AVOIDANCE OF DOUBT, CLAIMS ARISING OUT OF DEATH OF OR INJURY TO REGIONAL AIRLINE SERVICES PASSENGERS TRAVELING ON ANY TICKETS REGARDLESS OF ANY LIMITS OR CONDITIONS OF LIABILITY OR OTHER JURISDICTIONAL LIMITATIONS ON CLAIMS), EXCEPT TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT OF AMERICAN, ANY AFFILIATE OF AMERICAN OR ANY AMERICAN AGENT; (B) NEGLIGENT ACTS OR NEGLIGENT OMISSIONS OF CONTRACTOR, ANY AFFILIATE OF CONTRACTOR, OR ANY CONTRACTOR AGENTS, THAT ARE IN ANY WAY RELATED TO PROVIDING REGIONAL AIRLINE SERVICES OR USE OF THE AMERICAN FACILITIES, EXCEPT FOR CLAIMS OF THE TYPE REFERRED TO IN SECTION 11.02(A) ARISING FROM THE DEATH OF, OR INJURY TO, PERSONS, OR DELAY OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING WHILE SUCH PERSONS OR PROPERTY ARE IN THE CONTROL OR CUSTODY OF AMERICAN, IN WHICH CASE AMERICAN SHALL INDEMNIFY AND REIMBURSE THE CONTRACTOR’S INDEMNIFIED PARTIES, NOTWITHSTANDING SUCH NEGLIGENT (BUT NOT WILLFUL) ACTS OR OMISSIONS OF CONTRACTOR, ANY AFFILIATE OF CONTRACTOR OR ANY CONTRACTOR AGENTS; AND (C) THE PERFORMANCE, IMPROPER PERFORMANCE OR NONPERFORMANCE, DIRECTLY OR INDIRECTLY, OF ANY COVENANT OR AGREEMENT OF CONTRACTOR PURSUANT TO THIS AGREEMENT, OR ANY BREACH OF ANY REPRESENTATION OR WARRANTY OF CONTRACTOR CONTAINED IN SECTION 9.01.

Section 11.02AMERICAN INDEMNIFICATION OF CONTRACTOR. AMERICAN SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE CONTRACTOR’S INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS ARISING OUT OF, CAUSED BY OR OCCURRING IN CONNECTION WITH (OR ALLEGED TO ARISE OUT OF, BE CAUSED BY OR OCCURRING IN CONNECTION WITH) (A) THE DEATH OF OR INJURY TO PERSONS (INCLUDING ALL INVITEES, GUESTS, PASSENGERS, SHIPPERS, EMPLOYEES, ANY OPERATOR OF THE COVERED AIRCRAFT AND AGENTS OF AMERICAN), OR DELAY OR LOSS OF OR DAMAGE TO PROPERTY (INCLUDING PROPERTY OF AMERICAN AND OF ITS INVITEES, GUESTS, PASSENGERS, SHIPPERS, EMPLOYEES AND AGENTS AND PROPERTY OF CONTRACTOR’S INDEMNIFIED PARTIES, INCLUDING AIRCRAFT, AIRFRAMES, ANY ENGINE, ANY PART OF ANY THEREOF, BAGGAGE OR CARGO) OCCURRING WHILE SUCH

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PERSONS OR PROPERTY ARE UNDER THE CONTROL OR IN THE CUSTODY OF, OR BEING TRANSPORTED BY, AMERICAN, EXCEPT TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT OF CONTRACTOR, ANY AFFILIATE OF CONTRACTOR OR ANY CONTRACTOR AGENTS; (B) NEGLIGENT ACTS OR NEGLIGENT OMISSIONS OF AMERICAN, ANY AFFILIATE OF AMERICAN OR ANY AMERICAN AGENT THAT ARE IN ANY WAY RELATED TO PROVIDING REGIONAL AIRLINE SERVICES, EXCEPT FOR CLAIMS OF THE TYPE REFERRED TO IN SECTION 11.01(A) ARISING FROM THE DEATH OF, OR INJURY TO, PERSONS, OR DELAY OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING WHILE SUCH PERSONS OR PROPERTY ARE IN THE CONTROL OR CUSTODY OF, OR ARE BEING TRANSPORTED BY, CONTRACTOR (IN WHICH EVENT CONTRACTOR SHALL INDEMNIFY AND REIMBURSE THE AMERICAN INDEMNIFIED PARTIES NOTWITHSTANDING SUCH NEGLIGENT (BUT NOT WILLFUL) ACTS OR OMISSIONS OF AMERICAN, ANY AFFILIATE OF AMERICAN OR ANY AMERICAN AGENT); (C) THE PERFORMANCE, IMPROPER PERFORMANCE OR NONPERFORMANCE, DIRECTLY OR INDIRECTLY, OF ANY COVENANT OR AGREEMENT OF AMERICAN PURSUANT TO THIS AGREEMENT, OR ANY BREACH OF ANY REPRESENTATION OR WARRANTY OF AMERICAN CONTAINED IN SECTION 9.02 AND (D) CONTRACTOR’S USE OF A COPYRIGHT, APPROVED MARK OR AMERICAN SOFTWARE, EXCEPT FOR ANY CLAIM ARISING FROM THE NEGLIGENCE OF CONTRACTOR IN CONNECTION WITH ITS USE OF SUCH COPYRIGHT, APPROVED MARK OR AMERICAN SOFTWARE (IN WHICH EVENT CONTRACTOR SHALL INDEMNIFY AND REIMBURSE THE AMERICAN INDEMNIFIED PARTIES).

Section 11.03Procedure for Indemnification Claims.

(a)Indemnification by Contractor. Any American Indemnified Party entitled to indemnification from Contractor under the terms and conditions of this Agreement shall provide Contractor with prompt Notice of any Claim that such American Indemnified Party believes gives rise to a claim for indemnity against Contractor. The Contractor shall be entitled, if it accepts financial responsibility for the third party Claim, to control the defense of, to settle or to pay for any such third party Claim at its expense and by its counsel; provided, that the American Indemnified Party’s prior Consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party Claim. The American Indemnified Party shall provide Contractor with such information as Contractor shall reasonably request to defend or resolve any such third party Claim and shall otherwise cooperate with Contractor in the defense or resolution of any such third party Claim. If Contractor does not accept financial responsibility for the third party Claim or fails to defend against the third party Claim that is the subject of a Notice under this Section 11.03(a) within [***] of receiving such Notice (or sooner if the nature of the third party Claim so requires), or otherwise contests its obligation to indemnify the American Indemnified Party in connection therewith, the American Indemnified Party may, upon providing Notice to Contractor, pay, compromise or defend such third party Claim. In the latter event, the American Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek indemnification from Contractor. Except as set forth in this Section 11.03(a), the American Indemnified Party shall not enter into any settlement or other compromise or Consent to a judgment with respect to a third party Claim as to which Contractor has an indemnity obligation hereunder without the prior Consent of Contractor (which may not be unreasonably withheld or delayed), and the entering into of any settlement or compromise, or the Consent to any judgment in violation of the foregoing shall constitute a waiver by any American Indemnified Party of its right to indemnity hereunder to the extent Contractor is materially prejudiced thereby. Contractor shall be subrogated to the rights of the American Indemnified Party to the extent that Contractor pays for any loss, damage or expense suffered by the American Indemnified Party hereunder.

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(b)Indemnification by American. Any Contractor Indemnified Party entitled to indemnification from American under the terms and conditions of this Agreement shall provide American with prompt Notice of any Claim that such Contractor Indemnified Party believes gives rise to a claim for indemnity against American. American shall be entitled, if it accepts financial responsibility for the third party Claim, to control the defense of, to settle or to pay for any such third party Claim at its own expense and by its own counsel; provided, that the Contractor Indemnified Party’s prior Consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party Claim. The Contractor Indemnified Party shall provide American with such information as American shall reasonably request to defend or resolve any such third party Claim and shall otherwise cooperate with American in the defense or resolution of any such third party Claim. If American does not accept financial responsibility for the third party Claim or fails to defend against the third party Claim that is the subject of a Notice under this Section 11.03(b) within [***] of receiving such Notice (or sooner if the nature of the third party Claim so requires), or otherwise contests its obligation to indemnify the Contractor Indemnified Party in connection therewith, the Contractor Indemnified Party may, upon providing Notice to American, pay, compromise or defend such third party Claim. In the latter event, the Contractor Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek indemnification from American. Except as set forth in this Section 11.03(b), the Contractor Indemnified Party shall not enter into any settlement or other compromise or Consent to a judgment with respect to a third party Claim as to which American has an indemnity obligation hereunder without the prior Consent of American (which may not be unreasonably withheld or delayed), and the entering into of any settlement or compromise, or the Consent to any judgment in violation of the foregoing shall constitute a waiver by any Contractor Indemnified Party of its right to indemnity hereunder to the extent American is materially prejudiced thereby. American shall be subrogated to the rights of the Contractor Indemnified Party to the extent that American pays for any loss, damage or expense suffered by the Contractor Indemnified Party hereunder.

(c)Joint Claim. Notwithstanding anything contained in this Section 11.03 to the contrary, Contractor and American shall cooperate in the defense of any Claim imposed jointly against them.

Section 11.04Employer’s Liability and Workers’ Compensation. American, on the one hand, and Contractor, on the other hand, shall bear full responsibility for their respective employer’s liability and workers’ compensation liability to their respective officers, directors, employees or agents on account of injury or death resulting from or sustained in the performance of their respective service under this Agreement. American, on the one hand, and Contractor, on the other hand, with respect to their employees, hereby accept full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age benefits, pensions or annuities now or hereafter imposed upon employers by any Governmental Authority, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise, and American, on the one hand, and Contractor, on the other hand, further shall make such payments and make and file all reports and returns, and do everything to comply with the laws imposing such taxes, contributions or other payments.

Article XII

TERM AND TERMINATION

Section 12.01Term. This Agreement shall be effective on the Effective Date and, unless earlier terminated as provided herein, shall continue (a) as to each CRJ Covered Aircraft, until the arrival of the

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last Scheduled Flight on the “Initial Term End Date” for each such CRJ Covered Aircraft as set forth on Schedule 1 (the “CRJ Initial Term”), and (b)  as to each EMB-175 Covered Aircraft, until the arrival of the last Scheduled Flight on the “Initial Term End Date” for each such EMB-175 Covered Aircraft as set forth on Schedule 1 (the “EMB-175 Initial Term”); provided, however, that with respect to the Initial Term End Date for a CRJ Covered Aircraft, Contractor may elect to change the specific tail number of the CRJ Covered Aircraft that is removed permanently from this Agreement on such Initial Term End Date by delivering [***] prior written Notice to American (it being understood that Contractor shall prioritize the removal of CRJ Covered Aircraft with higher estimated costs of upcoming maintenance for such CRJ Covered Aircraft (including but not limited to all related aircraft parts, Heavy Maintenance, and any associated costs), as compared to other CRJ Covered Aircraft eligible for removal under this Section 12.01, and that further, Contractor shall use its commercially reasonable efforts to remove any CRJ Covered Aircraft with a bin size noted on Schedule 1 as “Small” prior to removing any CRJ Covered Aircraft with a bin size noted on Schedule 1 as “Medium” or “Large”).

Section 12.02Termination. This Agreement may be terminated during the Term pursuant to this Section 12.02.

(a)Termination by American or Contractor. In addition to and without limiting Section 12.02(b), (x) either American, if American is the non-defaulting Party on the one hand, or Contractor, if Contractor is the non-defaulting Party on the other hand, shall have the right to terminate this Agreement in accordance with Section 12.02(d) by providing Notice (which Notice shall specify the Termination Date, subject to this Article XII) to American, if American is the defaulting Party on the one hand, or Contractor, if Contractor is the defaulting Party on the other hand, or (y) either American or Contractor, as applicable, shall have the right to terminate this Agreement in accordance with Section 12.02(a)(i) and Section 12.02(d) by providing Notice (which Notice shall specify the Termination Date, subject to this Article XII) to American, if American is the Party suffering the Insolvency Event on the one hand, or Contractor, if Contractor is the Party suffering the Insolvency Event on the other hand or (z) either American or Contractor, as applicable, shall have the right to terminate this Agreement in accordance with Section 12.02(a)(iv), 12.02(a)(v) and Section 12.02(d) by providing Notice (which Notice shall specify the Termination Date, subject to this Article XII) to American, if Contractor elects to terminate in accordance with Section 12.02(a)(iv) or Section 12.02(a)(v), or Contractor, if American elects to terminate in accordance with Sections 12.02(a)(iv) or Section 12.02(a)(v), if:

(i)Bankruptcy. By American if Contractor (A) makes a general assignment for the benefit of creditors or becomes insolvent; (B) files a voluntary petition in bankruptcy; (C) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (D) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors; (E) becomes the object of any proceeding or action of the type described in (C) or (D) above and such proceeding or action remains undismissed or unstayed for a period of at least [***]; or (F) is involuntarily divested of a substantial part of its assets for a period of at least [***] (each of (A) through (F) above an “Insolvency Event”) or by Contractor if American suffers an Insolvency Event subsequent to the issuance of a final non appealable order of confirmation in the Bankruptcy Proceeding or if the Bankruptcy Proceeding is converted into a proceeding under Chapter 7 of the Bankruptcy Code prior to the confirmation of a plan of reorganization in the Bankruptcy Proceeding;

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(ii)Material Breach. American, on the one hand as the defaulting Party, or Contractor, on the other hand as a defaulting Party, shall refuse, neglect or fail to perform, observe, or keep either (A) any material non-monetary covenants, agreements, terms or conditions on their part to be performed, observed or kept hereunder or (B) any other covenant, agreement, term or condition contained herein that would reasonably be expected to substantially deprive American, on the one hand as the non-defaulting Party or Contractor, on the other hand as a non-defaulting Party, of any material benefits of this Agreement (individually and collectively, a “Material Breach”) and any such Material Breach shall continue for a period of [***] after Notice to cure such Material Breach to American, on the one hand as the defaulting Party, or Contractor, on the other hand as the defaulting Party thereof. For purposes of this Section 12.02(a)(ii), the following shall be deemed a Material Breach: Contractor’s failure to comply with the first sentence of Section 6.06 hereof;

(iii)Monetary Breach. (A) American, on the one hand, or Contractor, on the other hand, shall fail to pay any amounts owing to Contractor, on the one hand, or American, on the other hand, under the terms and conditions of this Agreement, and such failure remains uncured for more than [***] after receipt of Notice of such failure to pay or (B) American, on the one hand, or Contractor, on the other hand, breach a monetary provision of this Agreement, and such breach remains uncured for more than [***] receipt of Notice of such monetary breach;

(iv)[***]

(v)Force Majeure Event. (A) By American if a Force Majeure Event occurs with respect to Contractor that affects all of the Covered Aircraft and Contractor’s ability to operate substantially all of the Scheduled Flights as contemplated hereunder and such Force Majeure Event shall continue for more than [***], or (B) by Contractor if a Force Majeure Event occurs that prevents American’s performance of substantially all of its obligations pursuant to this Agreement, and such Force Majeure Event shall continue for more than [***].

(b)Termination by American. In addition to and notwithstanding Section 12.02(a), American shall have the right and option by providing Notice (which Notice shall specify the Termination Date, subject to this Article XII) to Contractor to terminate this Agreement (in accordance with Section 12.02(d)), or elect any other remedy available to it pursuant to Section 12.02(d), for the following:

(i)Suspension of Contractor’s Certification. If Contractor’s FAA or DOT certification used in connection with the Scheduled Flights or any Covered Aircraft is for any reason suspended, revoked, materially impaired in any manner or otherwise not in full force and effect;

(ii)Change of Control. If a Change of Control has occurred to which American has not Consented in advance;

(iii)Lack of Required Insurance Coverage. If Contractor fails to comply in any respect with Article X, and, as a result thereof, the insurance required pursuant to this Agreement is not then in full force and effect or the insurance is not at any time in compliance with the requirements herein or therein specified;

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(iv)Failure to Maintain Controllable Completion Rate. If Contractor fails to maintain a Controllable Completion Rate as set forth in Schedule 5 with respect to the Scheduled Flights;

(v)Inspection or Audit. If American determines in good faith, using standards of safety generally recognized in the airline industry, that Contractor’s level of safety with respect to its operation of the Covered Aircraft or the Scheduled Flights is not reasonably satisfactory to American and such unsatisfactory level of safety shall continue for a period of [***] after Notice to Contractor from American to cure such unsatisfactory level of safety;

(vi)Failure to Maintain Controllable On-Time Departures. If Contractor’s Controllable On-Time Departures are below the Default Range for any [***] as set forth in Section VI.B.3 of Schedule 2 (following Notice from American pursuant to Section VI.B.3 of Schedule 2);

(vii)[Intentionally Omitted]; or

(viii)[Intentionally Omitted].

(c)Actions during a Force Majeure Event or Labor Dispute. Without limiting the rights to terminate specified herein:

(i)Notice to American. Contractor shall provide Notice to American if either (A) a Force Majeure Event with respect to Contractor or a Contractor Labor Dispute occurs or (B) Contractor believes that there is a likelihood of an imminent occurrence of such a Force Majeure Event with respect to Contractor or a Contractor Labor Dispute.

(ii)Mitigation of Costs. Contractor covenants and agrees that it shall mitigate any costs and expenses incurred by it during a Force Majeure Event or Contractor Labor Dispute, if such costs and expenses are Pass Through Costs or American Absorbed Expenses, or otherwise reimbursable or paid by American in accordance with the terms and conditions of this Agreement. American covenants and agrees that it shall mitigate any costs and expenses incurred by it during a Force Majeure Event or Contractor Labor Dispute, if such costs and expenses are Controllable Costs, or otherwise directly or indirectly reimbursable or paid by Contractor in accordance with the terms and conditions of this Agreement.

(iii)Performance During Force Majeure Event. Prior to any termination hereof as specified in this Article XII and without limiting American’s or Contractor’s right to terminate this Agreement pursuant thereto, American’s and Contractor’s obligations under this Agreement shall be immediately suspended in the event, to the extent and for the period of time that performance is delayed or prevented prior to the termination hereof for the occurrence of any Force Majeure Event; provided that the foregoing shall not apply to any outstanding rights, obligations or payments that are then due and payable in accordance with the terms hereof; and provided further that (A) the suspension of the obligations in accordance herewith is of no greater scope and of no longer duration than is required by the Force Majeure Event and (B) American, if the Party suspending its obligations because of the Force Majeure Event on the one hand, or Contractor, if Contractor is the Party suspending its obligations because of the Force Majeure Event on the other hand, uses commercially reasonable efforts to remedy their inability to perform.

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(iv)Compensation During Contractor Labor Dispute. If Contractor is unable to operate at least [***] of the Covered Aircraft or Scheduled Flights for more than [***] due to a Contractor Labor Dispute, then following such [***] period, Contractor shall not receive any of the compensation described in Schedule 2 from American for the period of time following such [***] period that Contractor is unable to perform their respective obligations hereunder as a result of such Contractor Labor Dispute.

(v)Effect of Section. Nothing contained in this Section 12.02(c) shall be deemed to limit or otherwise affect either Party’s rights under Section 12.02(a)(v).

(d)Rights and Obligations upon Termination; Election of Remedies.

(i)Survival During Wind-Down Period. Upon any termination pursuant to this Section 12.02, the Term shall continue, and this Agreement shall survive in full force and effect, beyond the Termination Date until the end of the Wind-Down Period, if any, and the rights and obligations of American or Contractor under this Agreement, including without limitation remedies available upon the occurrence of a Material Breach, shall continue with respect to each Covered Aircraft until it is removed from this Agreement or otherwise until the later of the Termination Date or the end of the Wind-Down Period, if any.

(ii)Termination by Contractor. If Contractor terminates this Agreement pursuant to Section 12.02(a), then the Covered Aircraft shall be removed from this Agreement in accordance with the following terms and conditions:

(A)The Notice of termination delivered by Contractor to American pursuant to Section 12.02(a) shall be irrevocable by Contractor and shall include a Termination Date that is at least [***] after the date of such Notice and a Wind-Down Schedule that identifies the specific tail numbers of each Covered Aircraft to be removed and the actual date of such Covered Aircraft’s removal. The Wind-Down Schedule shall provide for the removal of [***], until all such Covered Aircraft are removed from the terms of this Agreement.

(B)Notwithstanding clause (A) above, if Contractor terminates this Agreement pursuant to Section 12.02(a)(iii), then Contractor, in its sole discretion, may elect for the cessation of all Regional Airline Services immediately, and for the removal of all Covered Aircraft from the provisions of this Agreement as of the Termination Date specified in the Notice of termination delivered by Contractor pursuant to Section 12.02(a), which Termination Date shall be no more than [***] following the delivery of such Notice.

(C)For the avoidance of doubt, it is intended that the rights and remedies referred to in this Section 12.02(d)(ii) shall be cumulative and in addition to any rights or remedies otherwise available at law or in equity. The exercise by Contractor of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Contractor of any or all of such other rights or remedies.

(iii)Termination by American.

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(A)If this Agreement is terminated by American pursuant to Sections 12.02(a) or 12.02(b), then American may, in its sole discretion elect for the cessation of any or all Regional Airline Services provided by CRJ Aircraft immediately and for any or all CRJ Covered Aircraft to be removed from the provisions of this Agreement as of the Termination Date specified in the Notice of termination given by American in accordance with Sections 12.02(a) or 12.02(b), (ii) for the cessation of any or all Regional Airline Services provided by EMB-175s immediately and for any or all EMB-175 Covered Aircraft to be removed from the provisions of this Agreement as of the Termination Date specified in the Notice of termination given by American in accordance with Sections 12.02(a) or 12.02(b); and/or (iii) any combination of immediately preceding clauses (i) and/or (ii). Any Notice of termination referenced herein shall include a Wind-Down Schedule that identifies the specific tail numbers of each Covered Aircraft to be removed and the actual date of such Covered Aircraft’s removal. The Notice of termination shall be irrevocable and if American elects that all the Covered Aircraft are to be removed from the provisions of this Agreement, then the Wind-Down Schedule shall provide for the removal of [***], until all such Covered Aircraft are removed from the terms of this Agreement. For the avoidance of doubt, any Covered Aircraft removed from the provisions of this Agreement pursuant to this Section 12.02(d)(iii)(A) shall no longer be used to provide Regional Airline Services following such removal under this Agreement and any compensation to be paid by American to Contractor with respect to such removed Covered Aircraft shall be prorated based on the number of days such Covered Aircraft was subject to this Agreement and the number of days in the applicable calendar month.

(B)For the avoidance of doubt, it is intended that the rights and remedies referred to in this Section 12.02(d)(iii) shall be cumulative and in addition to any rights or remedies otherwise available at law or in equity. The exercise by American of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by American of any or all of such other rights or remedies.

(iv)Obligations upon Removal of Covered Aircraft or Termination. Termination of this Agreement for any reason shall not relieve American or Contractor of their rights and obligations incurred prior to the end of the Term. Contractor shall continue to operate any Covered Aircraft for Scheduled Flights subject to a Notice of termination delivered by American to Contractor pursuant to Sections 12.02(a) or 12.02(b) and Contractor shall receive compensation for such Scheduled Flights.

(e)[Intentionally Omitted].

Section 12.03Withdrawal by Contractor for Convenience. At any time following [***], Contractor shall have the right and option, by providing Notice to American, to elect for the Withdrawal up to [***] Covered Aircraft (it being understood that Contractor shall prioritize the removal of CRJ-700 Covered Aircraft with higher estimated costs of upcoming maintenance for such CRJ-700 Covered Aircraft (including but not limited to all related aircraft parts, Heavy Maintenance, and any associated costs), as compared to other CRJ-700 Covered Aircraft eligible for removal under this Section 12.03, and that further, Contractor shall use its commercially reasonable efforts to Withdraw any Covered Aircraft with a bin size noted on Schedule 1 as “Small” prior to Withdrawing any Covered Aircraft with a bin size noted on Schedule 1 as “Medium” or “Large”) from the provisions of this Agreement; it being understood that such Notice shall provide for the Withdrawal of no more than [***] Covered Aircraft [***]. The tail number of

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such Covered Aircraft shall be selected by Contractor; provided, however, that the only Covered Aircraft eligible for Withdrawal under this Section 12.03 shall be [***] Covered Aircraft listed in [***] on Schedule 1 hereto with Initial Term End Dates [***]. The foregoing Notice shall identify the Covered Aircraft to be Withdrawn, together with Withdrawal date(s) that are no earlier than [***] following the date of such Notice.

Article XIII

DISPUTE RESOLUTION

Section 13.01Resolution of Disputes. Prior to American’s or Contractor’s right to seek any remedy in a court of competent jurisdiction, American and Contractor hereby agree that they shall attempt to resolve any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof (each a “Dispute”) as follows:

(a)American, on the one hand, or Contractor, on the other hand, may give Notice to the Representatives of American, on the one hand, or Contractor, on the other hand, of the issue or matter to be discussed and the respective Representatives shall meet within [***] to promptly negotiate a resolution of the Dispute.

(b)Failure to resolve the Dispute within [***] following any referral to the Representatives of American and Contractor shall give American, on the one hand, or Contractor, on the other hand, the right to seek applicable remedies under this Agreement in a court of competent jurisdiction.

(c)American, on the one hand, and Contractor, on the other hand, agree to continue to perform their respective obligations under this Agreement while a Dispute or issue is being resolved pursuant to this Section 13.01.

Article XIV

MISCELLANEOUS

Section 14.01Notices. All Notices, Consents, or amendments under this Agreement shall be in writing in English and shall be deemed given to American or Contractor, as the case may be, upon (a) confirmation of receipt of a delivery in person; (b) delivery of a facsimile or e-mail transmission (but only if followed by confirmed delivery within the following [***] (i) by a nationally recognized overnight courier or (ii) by hand); or (c) confirmed delivery by a nationally recognized overnight courier, in each case, to the Parties at the addresses below.

If to American, to:

Attn: [***]

[***]

American Airlines, Inc.

[***]

[***]

[***]

Email: [***]

Telephone: [***]

with copies delivered at the same address to the attention of:

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[***]

Email: [***]

and

[***]

Email: [***]

If to Contractor, to:

SkyWest Airlines, Inc.

[***]

[***]

Attn: [***]

Facsimile No.: [***]

Telephone No.: [***]

[***]

And if to American pursuant to Section 14.06(b), a copy of such Notice shall also be provided to:

Attn: [***]

American Airlines, Inc.

[***]

[***]

[***]

Email: [***]

Telephone: [***]

and

Attn: [***]

[***]

American Airlines, Inc.

[***]

[***]

[***]

Email: [***]

Telephone: [***]

If to American pursuant to Exhibit D, to:

[***], with a copy delivered personally or by prepaid overnight confirmed delivery service to the attention of:

[***]

American Airlines, Inc.

[***]

[***]

[***]

or, in each case, to such other address as a Party may have furnished to the other Party by a Notice in accordance with this Section 14.01.

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Where in this Agreement the words “request,” “directed,” “inform,” “furnish” or “approved” or similar phrases, expressions or derivatives thereof are used rather than the terms Notice or Consent, such instruction to receive such communication shall be sufficient if done orally (and not in writing) (each a “Communication”) so long as it is provided (i) in accordance with past practices or, if there are no past practices, in accordance with customary industry practices; (ii) the Person providing the Communication reasonably believes that the Person receiving such Communication is authorized to receive such Communication; and (iii) the Person receiving such Communication reasonably believes the Person providing such Communication has the apparent or actual authority to undertake the action in question.

Section 14.02Binding Effect and Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding and enforceable upon the Parties and their respective successors and permitted assigns. Except with respect to a merger or other consolidation of American with another Person, the merger or consolidation of Contractor with any other Affiliate of Holdings as of the Effective Date, the transfer of all or substantially all of the assets of American to another Person or the transfer of all or substantially all of the assets of Contractor to any other Affiliate of Holdings as of the Effective Date (in which event the surviving Person or the Person acquiring the assets shall be deemed a successor and permitted assign), neither this Agreement, nor any of the rights, interests or obligations hereunder, shall be assigned by either Party without the prior Consent of both Parties. In the event of any assignment of this Agreement to any Person pursuant to the terms and conditions of this Section 14.02, and such Person agrees to be bound by the terms and conditions of this Agreement, Contractor, if Contractor is the non-assigning Party on the one hand, or American, if American is the non-assigning Party on the other hand, shall be deemed to have released (without further action on the part of Contractor or American, as the case may be) American, if American is the assignor on the one hand, or Contractor, if Contractor is the assignor on the other hand, from any and all duties, obligations and liabilities (including assignor liability) arising under this Agreement after the date of assignment.

Section 14.03Amendment and Modification. Subject to Section 14.02 above, this Agreement may not be amended or modified in any respect except by a written agreement signed by both of the Parties.

Section 14.04Waiver. The performance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the Party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any Party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement.

Section 14.05Interpretation. The table of contents and the article, section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the Parties, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days, months or years shall be deemed references to calendar days, months or years. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to an “Article,” a “Section,” an “Exhibit,” or a “Schedule” shall be deemed to refer to an article or section of this Agreement or an exhibit or schedule to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words “without limitation.” This Agreement shall be construed without regard to any presumption or rule

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requiring construction or interpretation against the Party drafting or causing the document to be drafted. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence. [***].

Section 14.06Confidentiality and Public Communications.

(a)Confidentiality. Except as required by any law, rule or regulation of a Governmental Authority, stock exchange listing requirement, in any proceeding to enforce the provisions of this Agreement, or pursuant to the Bankruptcy Proceeding, American and Contractor agrees (i) not to publicize or disclose to any Third Party any Confidential Information of the other Party, the terms or conditions of this Agreement, or any exhibit, schedule or appendix hereto, without the prior Consent of the other Party, except that a Party may disclose such information to its Affiliates, third-party consultants, advisors, representatives or labor organizations, unions, work groups or other groups negotiating or subject to such Party’s Collective Bargaining Agreements, in each case, that have agreed to keep such information confidential and (ii) not to use any such Confidential Information of the other Party other than in connection with performing their respective duties and obligations or enforcing their respective rights and privileges under this Agreement, or as otherwise expressly contemplated by this Agreement. If any Party is served with a subpoena or other process requiring the production or disclosure of any Confidential Information of the other Party, then the Party receiving such subpoena or other process, before complying with such subpoena or other process, shall, to the extent permitted by applicable law, promptly provide Notice to the other Party of same and permit said other Party a reasonable period of time to intervene and contest disclosure or production. Upon any termination of this Agreement, each Party must, at the written request of the other Party, return or destroy Confidential Information received from the other Party which is still in the recipient’s possession or control and certify its compliance with such written request. This Section 14.06(a) shall survive the termination of this Agreement for a period of [***]; provided, that personally identifiable information shall remain subject to this Section 14.06(a) in perpetuity.

(b)Public Communications. Except as disclosed in connection with compliance with applicable securities laws and any stock exchange listing requirement, Contractor shall not issue any press release or public announcement relating to Regional Airline Services, Scheduled Flights, the cessation of Scheduled Flights, schedule changes, customer initiatives, marketing programs or promotions, without American’s prior written Consent following a sufficient time for American to review the press release or public announcement.

Section 14.07Data Security.

(a)Safeguards. Where Contractor stores or processes American Data, Contractor shall and shall cause its Contractor Agents to establish and maintain a secure environment for all American Data and any hardware and software (including servers, network and data components) to be provided or used by Contractor or its Contractor Agents to store or process American Data. Contractor represents that the security measures they take in performance of their obligations under this Agreement are, and will at all times remain, consistent with the following (collectively referred to herein as “Security Best Practices” ): (i) Privacy & IT Security Best Practices (as defined by ISO 27001) or a similar policy as determined by American in its sole discretion; (ii) the security requirements, obligations, specifications and event reporting procedures set forth in Exhibit D; and (iii) any security requirements, obligations, specifications and/or event reporting procedures required by American in writing from time to time. If any event reporting procedures required by American after the Effective Date may reasonably be expected to result in out-of-pocket costs or expenses to Contractor, Contractor shall promptly provide American with a binding estimate of

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such out-of-pocket costs and expenses, so that American may determine whether to implement the procedures. In the event that American determines that it will require Contractor to comply with such event reporting procedures, American shall be responsible for any reasonable and documented out-of-pocket costs and expenses actually incurred by Contractor relating to event reporting procedures as Pass Through Costs payable by American pursuant to Schedule 3. Failure by Contractor to comply with Security Best Practices in fulfilling their obligations hereunder shall constitute a breach of this Agreement. Contractor shall contractually require any of its Contractor Agents with access to American Data to adhere to such Security Best Practices as applicable to their access to the American Data.

(b)Notice of Breach. If Contractor or any of its Contractor Agents discovers or is notified of a breach or potential breach of security relating to the American Data, then Contractor shall immediately (i) provide Notice to American of such breach or potential breach and (ii) if the applicable American Data was in the possession of Contractor or any of its Contractor Agents at the time of such breach or potential breach, Contractor (A) shall investigate and remediate with American’s assistance the effects of the breach or potential breach (such remediation to include restoring data to the last data back-up) and (B) shall provide American with assurance satisfactory to American that the likelihood of a recurrence of such breach or potential breach has been appropriately reduced. If Contractor breaches this Section 14.07, then American shall have the right to require Contractor to reimburse American for actual out-of-pocket costs and expenses of printing and mailing notification letters required by any law, rule or regulation of a Governmental Authority incurred by American or its Affiliates due to such breach and any credit monitoring services offered by American or any Affiliate in relation to the breach.

(c)Disaster Recovery.

(i)Contractor shall maintain a disaster recovery plan designed to (A) continue all Contractor business operations that are critical to the Regional Airline Services, and (B) permit Contractor to comply with this Agreement, in each case, notwithstanding a Crisis (a “Disaster Recovery Plan”). Contractor shall at least [***] review, test and modify its Disaster Recovery Plan to ensure it is consistent with the guidelines and standards of the airline industry as such guidelines and standards evolve.

(ii)In the event of a Crisis, Contractor shall promptly implement its Disaster Recovery Plan. The occurrence of a Crisis does not relieve Contractor of its obligation to implement its Disaster Recovery Plan.

Section 14.08Ownership and Use of American Data.

(a)Ownership. All American Data is, or upon creation will be, and will remain the property of American and all right, title and interest in and to any American Data, including intellectual property rights to American Data, will be solely owned by American. Contractor (and upon creation will be deemed to) irrevocably assigns, transfers and conveys, and will cause its Contractor Agents to assign, transfer and convey, to American without further consideration all of their right, title and interest in and to the American Data. Upon request by American, and at American’s cost and expense, Contractor will execute and deliver, and will cause its Contractor Agents to execute and deliver, any documents or take any other actions that may be necessary or desirable under any law, rule or regulation of a Governmental Authority to evidence, preserve, or enable American or an Affiliate of American to enforce, its rights hereunder with respect to the American Data.

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(b)Contractor Use Rights. Except as otherwise provided in this Agreement, without American’s approval (in its sole discretion), the American Data may not be (i) used by Contractor or its Contractor Agents; (ii) disclosed, sold, assigned, leased or otherwise provided to Third Parties by Contractor or its Contractor Agents; (iii) re-distributed or displayed via web sites or services (including, for example, through white label web sites); or (iv) commercially exploited by or on behalf of Contractor or its Contractor Agents. Contractor may access and use and may permit its Contractor Agents to access and use the American Data (A) only as necessary to provide the Regional Airline Services to American and (B) for any other purpose for which American may provide advanced written approval (e-mail shall not suffice) in accordance with this Agreement (collectively “Permitted Uses”). Except for the Permitted Uses, Contractor may not edit, modify, create derivatives, combinations or compilations of, combine, associate, synthesize, reverse engineer, reproduce, display, distribute, disclose, or otherwise process American Data. In addition, for clarity, Contractor must not directly or indirectly engage in any of the following activities: (x) use or disclosure of American Data in a way that may adversely affect American, including any use by or disclosure to other airlines, or (y) any kind of commercialization, marketing, advertising, licensing or resale that is based on American Data (e.g., targeted advertising to consumers based on the American Marks). Nothing in this Agreement conveys any rights or interest in the American Data to Contractor.

(c)Flight Status Data. With respect to Flight Status Data, in no event may Contractor disclose all or individual parts of the Flight Status Data, except as otherwise permitted herein.

(d)Return. Subject to the remaining provisions of this Section 14.08, Contractor shall securely delete all American Data held in its systems and cause all Contractor Agents to securely delete all American Data held in their respective systems within [***] after the expiration or effective date of termination of this Agreement. Contractor may retain backup copies of American Data that were captured as part of Contractor’s normal course of business if it would be commercially or technologically impractical to delete such data in accordance with this Section 14.08(d) or for evidentiary purposes on the condition that Contractor continues to comply with the confidentiality, compliance, data security and privacy provisions of this Agreement for as long as such backup copies exist. Contractor represents and warrants that it has in place and follows a business process to delete backups of its customers’ data that are no longer needed. Contractor may retain that portion of American Data that it must retain pursuant to applicable law (including Data Law) on the condition that Contractor continues to comply with the confidentiality, compliance, data security and privacy provisions of this Agreement, including but not limited to Exhibit D, for as long as it retains such data and deletes such American Data as soon as Contractor is no longer subject to such legal requirement. Contractor shall use commercially reasonable efforts to anonymize and de-identify American Data retained by it after the expiration or termination of this Agreement pursuant to this Section 14.08(d).

Section 14.09Cooperation with Respect to Reporting. American, on the one hand, and Contractor, on the other hand, shall use their commercially reasonable efforts to cooperate with the other in providing necessary data, to the extent in the possession of the other, required by the other to meet any reporting requirements to, or otherwise necessary in connection with any filing with or provision of information to be made to, any regulatory agency, stock exchange, or other Governmental Authority by the other.

Section 14.10Right of Set-off.

(a)General Right of Set-off. If Contractor shall be in default of any of its obligations under this Agreement, then American shall be entitled to set-off against any undisputed payment

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owed by American to Contractor hereunder any undisputed amount owed by Contractor to American hereunder; provided, that contemporaneously with any such set-off, American shall give Notice of such action to Contractor; provided, further, that the failure to give such Notice shall not affect the validity of the set-off. If American shall be in default of any of its obligations under this Agreement, then Contractor shall be entitled to set-off against any undisputed payment owed by Contractor to American hereunder any undisputed amount owed by American to Contractor hereunder; provided, that contemporaneously with any such set-off, Contractor shall give Notice of such action to American; provided, further, that the failure to give such Notice shall not affect the validity of the set-off. It is specifically agreed that for purposes of the set-off by American, on the one hand as a non-defaulting Party, or Contractor, on the other hand as a non-defaulting Party, mutuality shall be deemed to exist between American and Contractor. Upon completion of any such set-off, the obligation of the non-defaulting Party to the defaulting Party shall be extinguished to the extent of the amount so set-off. This set-off provision shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which American, on the one hand as the non-defaulting Party, or Contractor, on the other hand as the non-defaulting Party, is at any time otherwise entitled (either by operation of law, contract or otherwise).

(b)Late Adjustment Charge Right of Set-Off. Without limiting the provisions of Section 14.10(a) above, pursuant to Section 6.08, it is specifically agreed that for purposes of American’s right of set-off with respect to any Late Adjustment Charge, American and Contractor shall be deemed to have obligations to one another under this Agreement. In the event any Late Adjustment Charge is fully set-off by American against amounts owed by Contractor, then the obligation of Contractor to American shall be deemed extinguished to the extent of the amount so set-off. This set-off provision shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which American is at any time otherwise entitled (either by operation of law, contract or otherwise).

Section 14.11Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature or portable document format (pdf).

Section 14.12Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14.13Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding New York conflict of laws principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies.

Section 14.14Entire Agreement; Conflicts with this Agreement; Amendment and Restatement.

(a)This Agreement (including the Exhibits and Schedules attached hereto), the Emergency Assistance Agreement and the Prorate Agreement (but each only to the extent incorporated herein by reference), as each may be amended from time to time, embody the entire agreement between the Parties with respect to the subject matter hereof and shall be treated as one integrated agreement, and such agreements terminate and supersede all prior or contemporaneous agreements, discussions, representations, undertakings and understandings, whether written or oral,

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express or implied, concerning the subject matter hereof, including any bilateral or multilateral interline agreement between American and Contractor. Although it is recognized that the Parties have also entered into the Prorate Agreement, the Parties hereto agree and acknowledge that this Agreement (including the Exhibits and Schedules attached hereto) shall be construed and interpreted (to the extent any such construction or interpretation ever is necessary) without reference to, or supplementation by, the terms and conditions of the Prorate Agreement other than as expressly stated in this Agreement. The effectiveness of this Agreement or any amendment hereto shall not be deemed a waiver by either Party of any disclosed or undisclosed breach, default, event of default or termination event under the Prorate Agreement or any other agreement between the Parties. If any of the terms or provisions of this Agreement (including the Exhibits hereto) conflict with any terms or provisions of the Prorate Agreement, then the terms and provisions of this Agreement shall govern and control for all purposes relating to Contractor’s operation of Regional Airline Services and matters related thereto, and the terms and provisions of the Prorate Agreement shall govern and control for all purposes relating to Contractor’s operation of the Prorate Flights and matters related thereto; provided that, terms and provisions not addressed in this Agreement (including the Exhibits and Schedule attached hereto) shall not be deemed to be in conflict with the Prorate Agreement and all such additional terms and provisions contained in the Prorate Agreement shall be given full force and effect. Furthermore, the Parties agree that in the event of a conflict between ARTICLE XI of this Agreement and the indemnification provisions of the Prorate Agreement, the provisions of the Prorate Agreement shall control with respect to the provision of Prorate Flights and matters related thereto and this Agreement shall control with respect to all matters relating to this Agreement.

(b)American and Contractor agree that this Agreement is an amendment and restatement of the Existing CPA in its entirety. In furtherance of the foregoing, the Parties hereby acknowledge, agree and reaffirm that the Existing CPA shall govern the relationship between the Parties with respect to the subject matter thereof prior to the Effective Date and this Agreement shall govern such relationship on and following the Effective Date. Notwithstanding anything to the contrary in this Agreement or otherwise, (i) the terms of any Prior Agreement that, by their terms, remain in effect on and following the Effective Date, shall continue to be in full force and effect and are not terminated by this Agreement and (ii) the obligations of the Parties with respect to that certain July 22, 2021 Letter Agreement by and between American and Contractor are terminated as of the Effective Date.

(c)On and after the Effective Date, (i) all references to the Existing CPA in the Emergency Assistance Agreement and the Prorate Agreement will be deemed to refer to the Existing CPA as amended and restated by this Agreement, and (ii) all references to any section (or subsection) of the Existing CPA in the Emergency Assistance Agreement and the Prorate Agreement will be deemed amended, mutatis mutandis, to refer to the corresponding provisions of this Agreement.

(d)The amendment and restatement effected by this Agreement is limited as written and is not a consent to any other amendment, restatement, or waiver or other modification, whether or not similar, and, except as expressly provided in this Agreement or in Emergency Assistance Agreement and the Prorate Agreement, all terms and conditions of the Emergency Assistance Agreement and the Prorate Agreement remain in full force and effect unless otherwise specifically amended by this Agreement or by the Emergency Assistance Agreement or the Prorate Agreement.

Section 14.15Remedies Cumulative. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right,

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power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

Section 14.16Further Assurances. The Parties agree to take such further actions and execute and deliver such other documents, certificates, agreements and other instruments as may be reasonably necessary or desirable in order to implement the transactions contemplated by this Agreement.

Section 14.17No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person, other than the Parties and their respective permitted assigns, any rights, privileges, remedies, duties, obligations or liabilities under or by reason of this Agreement and no person who is not a party to this Agreement may rely on the terms hereof. Notwithstanding the foregoing, (a) each American Indemnified Party shall be a third party beneficiary with respect to Section 11.01 hereof and shall have all of the rights, benefits and privileges of a third party beneficiary with respect to Section 11.01 hereof; and (b) each Contractor Indemnified Party shall be a third party beneficiary with respect to Section 11.02 hereof and shall have all of the rights, benefits and privileges of a third party beneficiary with respect to Section 11.02 hereof.

Section 14.18Relationship of the Parties.

(a)Contractor Employees. Any employees of Contractor and its Contractor Agents engaged in providing any of the Regional Airline Services are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of American. In their performance under this Agreement, Contractor shall act, for all purposes, as independent contractors and not as agents for American. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of American pursuant to this Agreement, American shall have no supervisory power or control over any employees of Contractor or its Contractor Agents engaged by Contractor in connection with their performance hereunder, and all complaints or requested changes in procedures made by American shall, in all events, be transmitted by American to Contractor’s Representative. Except as otherwise provided in this Agreement, nothing contained in this Agreement is intended to limit or condition Contractor’s control over their operations or the conduct of their business as an air carrier, and Contractor and its principals assume their risks of financial losses which may result from the operation of the air services to be provided by Contractor hereunder.

(b)Limits on Relationship. Nothing in this Agreement shall be interpreted or construed as establishing between the Parties a fiduciary relationship, partnership, joint venture or other similar arrangement. Nothing in this Agreement authorizes either Party to make any contract, agreement, warranty, or representation on the other’s behalf, or to incur any debt or obligation in the other’s name.

Section 14.19Jurisdiction. Each Party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and, if such court does not have jurisdiction, of the courts of the State of New York sitting in the City of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by the other Party. To the extent permitted by applicable laws, rules or regulations of a Governmental Authority, each Party waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim (a) that it is not subject to the jurisdiction of the above-named courts; (b) that the suit, action or proceeding is brought in an inconvenient forum; or (c) that the venue of the suit, action or proceeding is improper. Each Party further waives any right to a trial by jury.

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Section 14.20LIMITATION ON DAMAGES. EXCEPT TO THE EXTENT A PARTY MAY BE REQUIRED TO PAY IN CONNECTION WITH ANY CLAIM FOR INDEMNIFICATION UNDER ARTICLE XI WITH RESPECT TO ANY THIRD PARTY CLAIM (FOR THE AVOIDANCE OF DOUBT, ANY CLAIM ARISING OUT OF, CAUSED BY OR OCCURRING IN CONNECTION WITH ANY EMPLOYEE, AGENT OR INDEPENDENT CONTRACTOR OF AMERICAN OR CONTRACTOR SHALL BE DEEMED TO BE A “THIRD PARTY CLAIM” WITH RESPECT TO THIS SECTION 14.20 TO THE EXTENT SUCH CLAIM DID NOT ARISE OUT OF, WAS NOT CAUSED BY OR DID NOT OCCUR IN CONNECTION WITH SUCH EMPLOYEE, AGENT OR INDEPENDENT CONTRACTOR PERFORMING THEIR RESPECTIVE SERVICES UNDER THIS AGREEMENT), NO PARTY TO THIS AGREEMENT OR ANY OF THEIR AFFILIATES SHALL BE LIABLE TO ANY OTHER PARTY OR ANY OF THEIR AFFILIATES FOR CLAIMS FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING LOST REVENUES, LOST PROFITS OR LOST PROSPECTIVE ECONOMIC ADVANTAGE, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHETHER A CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR SIMILAR LAW, RULE OR REGULATION OF A GOVERNMENTAL AUTHORITY OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, AND EACH PARTY RELEASES THE OTHER PARTIES AND THEIR AFFILIATES FROM LIABILITY FOR ANY SUCH DAMAGES. NO PARTY SHALL BE ENTITLED TO RESCISSION OF THIS AGREEMENT AS A RESULT OF BREACH OF ANY OTHER PARTY’S REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS, OR FOR ANY OTHER MATTER; PROVIDED, THAT NOTHING IN THIS SECTION 14.20 SHALL RESTRICT THE RIGHT OF ANY PARTY TO EXERCISE ANY RIGHT TO TERMINATE THIS AGREEMENT PURSUANT TO ARTICLE XII.

Section 14.21Equitable Remedies. American and Contractor each hereby acknowledge and agree that if the rights of a Party may be materially and irreparably harmed by actions to be taken or taken by another Party, in addition to its rights under this Agreement, a Party may apply to any court of law or equity of competent jurisdiction in the State of New York sitting in the City of New York for specific performance and/or other injunctive relief in order to enforce or prevent any breach of this Agreement or enjoin other such action being taken or proposed to be taken by the other Party.

Section 14.22[Intentionally Omitted].

Section 14.23Survival of Certain Obligations. Except (a) for the covenants and agreements in Article XI, Article XIII, and Sections 14.01, 14.06, 14.08 and 14.20 and (b) as set forth in the following sentence, all representations, warranties, covenants and agreements of the Parties set forth herein shall terminate and expire, and shall cease to be in full force and effect following the Term. All covenants and agreements of either Party that contemplate actions to be taken or obligations in effect after the Term or the return of any Covered Aircraft pursuant to this Agreement shall survive the Term in accordance with the terms and to the extent contemplated thereby, including those described in Articles XI, XIII, and XIV and Schedule 4.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, American and Contractor have entered this Agreement effective as of the date set forth above.

AMERICAN AIRLINES, INC.

By:	/s/ Nathan J. Gatten
	Name:	Nathan J. Gatten
	Title:	EVP, American Eagle

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
	Name:	Wade Steel
	Title:	CCO

Signature Page – Capacity Purchase Agreement

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SCHEDULE 1

[***]

Schedule 1

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SCHEDULE 2

[***]

A.Flight Reconciliation; Reconciliation of Primary Drivers.

[***]

B.[***]

VI.Bonuses and Rebates

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SCHEDULE 3

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SCHEDULE 4

ACCOUNTING AND AUDITING PROCEDURES AND PAYMENT TERMS

I.Books and Records. Contractor shall maintain separate books and records in connection with providing Regional Airline Services to American, on the one hand, and Contractor’s other operations (if any), on the other, in each case to support and document all revenues related to any in-flight services as set forth in Section 4.03(c) and Section V of Schedule 3, Pass Through Costs and American Absorbed Expenses. Contractor’s books and records that relate to providing Regional Airline Services to American shall be complete and accurate and shall be maintained in accordance with customary business and accounting procedures consistently applied with respect to Contractor providing such Regional Airline Services. Notwithstanding the foregoing, all such books, records and calculations relating to providing Regional Airline Services to American shall be kept and made in accordance with the accounting policies and procedures that were used by American and Contractor to develop the compensation rates for such Regional Airline Services, unless otherwise Consented to by American. Contractor shall also maintain, at its corporate headquarters (or such other location Consented to by American), reports, records and data relevant to the billing of any services that are the subject matter of this Agreement for a period of [***] after the end of the Term, unless a longer period is required by any applicable law, rule or regulation of a Governmental Authority.

II.Audit Rights.

A.[***]

B.[***]

C.[***]

D.[***]

E.Procedures.

1.In connection with any audit, American, American’s employees and any Representatives, including external auditors selected by American, shall be entitled to make copies and notes of such information as they deem necessary and to discuss such records with any employees of Contractor, its Contractor Agents or advisors to Contractor who are knowledgeable about such records.

2.Contractor shall cause any of its Contractor Agents to comply with its obligations under this Section II.

III.[***]

IV.Payment Addresses. All payments due and owing by American to Contractor shall be made by wire transfer of available funds to an account maintained by Contractor as set forth in Schedule 2. All payments to American shall be made by wire transfer of available funds to the following accounts unless or until American provides Notice of any change:

[***]

New York, NY

[***]

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For Credit to American Airlines, Inc.

[***]

Ref: SkyWest Airlines, Inc. Payments in Connection with Capacity Purchase Agreement

V.Foreign Currency Settlement. All payments shall be made in U.S. Dollars. To the extent American is reimbursing Contractor for out-of-pocket costs and expenses incurred in a foreign jurisdiction pursuant to this Agreement, American shall pay Contractor all reimbursements in U.S. Dollars (“USD” ) to a bank located in the United States. For expenses incurred in Mexican Pesos (MXN), the USD amount shall be calculated using the MXN-USD exchange rate published by the Bank of Mexico in the Official Gazette of the Federation, on the last Business Day of the month for which the services were provided. The method for converting any other foreign currencies to USD should be agreed upon by the Parties, in writing, prior to the commencement of any Regional Airline Services in that country.

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SCHEDULE 5

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SCHEDULE 6

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Schedule 6	Page 1

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SCHEDULE 7

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Schedule 7	Page 1

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SCHEDULE 8

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Schedule 8	Page 1

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SCHEDULE 9

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Schedule 9	Page 1

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SCHEDULE 10

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SCHEDULE 11

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SCHEDULE 12

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SCHEDULE 13

SATELLITE WI-FI PROGRAM

1.Generally. American shall have the right to equip all Covered Aircraft with satellite-based Wi-Fi capabilities (the “Satellite Wi-Fi Program”), beginning with an initial Covered Aircraft selected by American as a prototype. Contractor shall support the Satellite Wi-Fi Program in its performance of the Regional Aircraft Services in accordance with the terms set forth in this Schedule 13 and the Capacity Purchase Agreement.

2.[***]

3.[***]

4.Wi-Fi Equipment.

a.Installation. American (or its designated vendors) shall manage the installation and inventory of all components, equipment and materials related to the Satellite Wi-Fi Program (collectively, the “Wi-Fi Equipment” ) on the Covered Aircraft. Contractor shall take such actions as may be reasonably necessary or desirable in order to support American’s schedules for implementation of the Satellite Wi-Fi Program and equipping of the Covered Aircraft.

b.Consumable Materials for Installation. Contractor shall provide certain consumable materials (which will be identified on American’s designated Wi-Fi vendor’s bill of materials) for the installation process for the Satellite Wi-Fi Program. [***]. All other consumable materials used during the installation process for the Satellite Wi-Fi Program will be approved for use by Contractor and provided by American’s designated installation vendor.

c.Ownership of Wi-Fi Equipment. Contractor acknowledges and agrees that all Wi-Fi Equipment, including any Wi-Fi Equipment installed or to be installed on the Covered Aircraft, shall be the sole property of, and shall belong to, American. In the event that any Covered Aircraft ceases to be a Covered Aircraft under the Capacity Purchase Agreement (by termination or expiration of the Capacity Purchase Agreement, Withdrawal, or otherwise), [***] promptly returned to American in good condition, normal wear and tear excepted; it being understood that in the event that any Covered Aircraft that are Withdrawn by Contractor for convenience pursuant to Section 12.03 of the Capacity Purchase Agreement, [***].

d.Storage; Risk of Loss. Contractor [***] and shall issue such spare Wi-Fi Equipment for use and installation on the Covered Aircraft upon American’s request.  American shall have the right to audit Contractor’s books and records related to the spare components being stored by Contractor pursuant to the procedures set forth in Schedule 4 to the Capacity Purchase Agreement. Contractor shall bear the risk of loss of the Wi-Fi Equipment while it is in Contractor’s care, custody and control.

5.Maintenance. American’s designated Wi-Fi vendor [***] shall be responsible for all maintenance and service for the Satellite Wi-Fi Program.  No other vendor, including but not limited to Contractor, shall be allowed to maintenance, service, or otherwise interfere with the Satellite Wi-Fi Program without American’s prior written consent; it being understood that Contractor shall notify American’s designated Wi-Fi vendor if Contractor determines that any Satellite Wi-Fi Program equipment installed on the Covered Aircraft is in need of maintenance or service.

6.Regulatory Requirements.

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a.Electrical Load Analysis. The Electrical Load Analysis (ELA) shall be updated by a Supplemental Type Certificate (STC) provider designated by American in order to meet regulatory requirements applicable to the Satellite Wi-Fi Program.

b.STC Instruction for Continued Airworthiness. American or its designee shall coordinate the de-escalation of the STC Instruction for Continued Airworthiness (ICAs) for STC submission, and the re-analysis and escalation of such tasks to the original intervals presented to Contractor as allowed by the Organization Designation Authorization (ODA) applicable to the Satellite Wi-Fi Program.

c.Crew-Facing Items. American and Contractor shall work together to ensure that crew-facing items in each Covered Aircraft, as well as any information relating to the Satellite Wi-Fi Program that is required to be incorporated into Contractor’s manuals, are in final form prior to the activation of the Satellite Wi-Fi Program system on the Covered Aircraft.

7.Dedicated SSID. A dedicated service set identifier (SSID) (or equivalent) shall be provided by American or its designated vendor for Contractor’s flight deck use.

[***]

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SCHEDULE 14

[***]

Schedule 14	Page 1

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SCHEDULE 15

EMB-175 Covered Aircraft SPECIFICATIONS

(Attached.)

[***]

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SCHEDULE 16

[***]

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SCHEDULE 17

[***]

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EXHIBIT A

DEFINITIONS

The following terms shall have the meanings set forth below for all purposes of this Agreement and shall be equally applicable to both the singular and the plural forms of the terms defined herein.

“AADAMS” shall mean American Airlines Digital Asset Management System.

“ACARS” shall mean the system known as the Airline Communication and Reporting System or any successor or alternative system designated from time to time by American in its sole discretion.

“Accident” shall mean an “Aircraft Accident” as defined by the NTSB rules and regulations, including 49 C.F.R. §830.2 or any successor provision.

“Affiliate” shall mean any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another Person.

“Amendment No. 6 Effective Date” shall mean August 31, 2016.

“Amendment No. 17 Effective Date” shall mean July 30, 2019.

“Amendment No. 21” shall mean that certain Amendment No. 21 to Capacity Purchase Agreement entered into between American and Contractor, dated as of May 16, 2020.

“American Agent” shall mean any representative or agent of American (and the employees of any such representative or agent).

“American Data” shall mean all data or information, in any form or format, including interim, Processed (as such term is defined in Exhibit D), compiled, summarized, or derivative versions of such data or information, and any insights that may be learned from such data or information, that may exist in any system, database, or record that is either (i) provided by or on behalf of American or its customers to Contractor, or (ii) is obtained, developed, produced or Processed by Contractor or Contractor’s systems, in each of (i) and (ii) in connection with the relationship or arrangements established by this Agreement, but excluding any data or information that is expressly defined as owned by Contractor in this Agreement. Specific examples of American Data include the following to the extent that they meet the criteria in subsections (i) or (ii) above: passenger loads, passenger booking data, passenger ticket lift data, flight OOOI times and delay codes. Any successors, equivalents, compilations or derivatives of the foregoing, whether now known or hereafter devised, and in any medium or format, are also American Data. For example, copying or tracking of any portion of American Data to create a separate set of information or database constitutes a derivative and is within the definition of American Data. If it is unclear to Contractor whether any particular information constitutes American Data and is subject to this definition or to any exceptions to the definition set forth in this Agreement, such information will be deemed to be American Data under this definition and not be subject to any such exception until such matter is resolved. American shall work with Contractor in good faith to resolve such uncertainties. American Data includes American Personal Data (as such term is defined in Exhibit D).

“American Facilities” shall mean facilities (including, but not limited to Crew Facilities, Line Maintenance Facilities and Passenger-Related Terminal Facilities) owned, leased, subleased or licensed by or on behalf of American and any replacement or substitute facilities therefore, until such time as Contractor’s license to use such American Facilities is terminated by American in accordance with the terms hereof.

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“American Indemnified Parties” (and individually, each an “American Indemnified Party”) shall mean AMR, American, any American Agent and their respective Affiliates and each of their respective successors or permitted assigns, and the directors, officers and employees of each such Person.

“American Systems” (and individually, each an “American System”) shall mean information systems, including [***], computerized reservation systems, global distribution systems and other associated support systems, providing information regarding such things as seat inventory and passenger processing, and their respective successor systems, if any.

“AMR” shall mean AMR Corporation, a Delaware corporation, or its successors or permitted assigns.

“Approved Marks” shall mean the Marks for which Contractor receives American’s Consent to use, including the addition, introduction and termination of use of such Marks pursuant to Section 6.03.

“ATC” shall mean any Person or Governmental Authority that, from time to time, holds the air traffic control authority to issue clearance for actual ground or flight operations as granted by the FAA or any other Governmental Authority.

“Bankruptcy Proceeding” shall mean [***].

“Block Hour” shall mean [***].

[***]

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when the Federal Reserve Bank of Dallas, or any Governmental Authority then performing similar functions in or around Fort Worth, Texas or Salt Lake City, Utah, is closed. A Business Day shall be deemed to end at 5:00 p.m., Central time.

“Catering Products” shall mean all (i) food and beverages for passengers, including all beer, wine, liquor and other alcoholic beverages, [***].

“Catering Services” shall mean all services related to providing and arranging for the placement of Catering Products [***] in connection with the operation of Regional Airline Services.

“Change of Control” shall mean any of the following transactions:

(i)Contractor (or its successor), or any Subsidiary of Contractor or its successor, consolidates with, or merges with or into, another Person, other than any other Affiliate of Holdings as of the Effective Date, or conveys, transfers, leases or otherwise disposes directly or indirectly of all or substantially all of its assets to any Person other than any other Affiliate of Holdings as of the Effective Date, or any Person other than any other Affiliate of Holdings as of the Effective Date consolidates with, or merges with or into, Contractor, in each case, whether pursuant to one or any series of transactions, except where (a) Contractor or any other Affiliate of Holdings as of the Effective Date is the surviving entity and (b) the ultimate beneficial owners of Contractor’s outstanding capital stock or voting power immediately prior to such transaction or transactions own not less than [***] of the outstanding capital stock or voting power of Contractor (or such successor) immediately after such transaction or transactions;

(ii)Holdings (or its successor), or any Subsidiary of Holdings or its successor, consolidates with, or merges with or into, another Person (other than an Affiliate of Holdings as of the Effective Date), or conveys, transfers, leases or otherwise disposes directly or indirectly of all or substantially all of its

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assets to any Person (other than an Affiliate of Holdings as of the Effective Date), or any Person consolidates with, or merges with or into, Holdings, in each case, whether pursuant to one or any series of transactions, except where (a) Holdings or an Affiliate of Holdings as of the Effective Date is the surviving entity and (b) the ultimate beneficial owners of Holdings’ outstanding capital stock or voting power immediately prior to such transaction or transactions own not less than [***] of the outstanding capital stock or voting power of Holdings (or such successor) immediately after such transaction or transactions;

(iii)the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of Beneficial Ownership (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of [***] or more of the capital stock or voting power of Contractor or Holdings (or any one of their successors, or any Subsidiary of Contractor or Holdings or any of their successors); or

(iv)the entering into or execution by Contractor or Holdings of bona fide definitive agreements relating to the consummation of the transactions contemplated by, or which would result in a transaction described in, the immediately preceding clauses.

“Claims” shall mean all liabilities, judgments, demands, recoveries, awards, settlements, penalties, fines, losses and expenses of any nature or kind whatsoever, including reasonable costs and expenses incidental thereto, under the laws, rules or regulations of any Governmental Authority (whether arising in tort, contract, under the Warsaw Convention, as amended, or the Montreal Convention, as amended, and related instruments and conventions or otherwise); Claims shall include the reasonable costs and expenses of investigating, preparing or defending any such Claims (specifically including post judgment and appellate proceedings or proceedings that are incidental to the successful establishment of a right of indemnification), such as reasonable attorneys’ fees and fees for expert witnesses, consultants and litigation support services.

[***]

“Completed Scheduled Flight” shall mean a Scheduled Flight that takes off from its scheduled departure location and arrives at its scheduled final destination or any destination in the case of diverted flights; provided, that a Scheduled Flight shall not be deemed a Completed Scheduled Flight resulting in payments for the purposes of Schedule 2, if, as a result of a delay or other event caused, directly or indirectly, by Contractor or its Contractor Agents, such Scheduled Flight (a) arrives at its final destination (unless it is a diverted Scheduled Flight) [***] and is more than [***] after its scheduled arrival time as then specified on the applicable Final Monthly Schedule or (b) [***].

“Confidential Information” shall mean any information or data, either oral or written, received by one Party from the other Party, whether pursuant to or in connection with this Agreement, and which is (a) marked as being “Confidential” or “Proprietary”; (b) otherwise reasonably identifiable as confidential or proprietary information; or (c) under the circumstances should reasonably be considered as confidential or proprietary information, including: (i) the terms and conditions of this Agreement; (ii) American’s or Contractor’s information concerning public communications pursuant to Section 14.06(b); [***]; provided that “Confidential Information” shall not include (x) information received by a Party after the Effective Date, free of any obligation of confidence at the time of the disclosing Party’s communication to the receiving Party; (y) information obtained from a third person or entity that is not prohibited from transmitting such information to the receiving party as a result of a contractual, legal or fiduciary obligation to the Party whose information is being disclosed; or (z) information that is or becomes generally available to the public, other than as a result of disclosure by a Party in violation of this Agreement.

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“Consent” shall mean any written authorization, agreement, approval, consent, ratification, waiver or other authorization, and “Consented” shall mean the act of providing any such Consent.

“Contractor Agent” shall mean any contractor, subcontractor, representative or agent (and the employees of any such contractor, subcontractor, representative or agent) retained, directly or indirectly, by Contractor and providing Regional Airline Services or any portion thereof on behalf of Contractor.

“Contractor Data” shall mean Contractor Employee Data, Contractor Financial Data and Flight Operations Data.

“Contractor Employee Data” shall mean Contractor’s records regarding their employees.

“Contractor Financial Data” shall mean Contractor’s proprietary internal financial information.

“Contractor’s Indemnified Parties” (and individually, each a “Contractor Indemnified Party”) shall mean Contractor, any of its Contractor Agents and its Affiliates, and each of its successors or permitted assigns, and the directors, officers and employees of each such Person.

“Contractor Labor Dispute” shall mean a Labor Dispute that relates to the employees or labor force of Contractor.

“Controllable Cancellation” shall [***].

“Controllable Completion Rate” shall mean, [***].

“Controllable On-Time Departures” shall mean [***].

“Controllable Scheduled Departures” shall mean [***].

“Copyrights” shall mean: (i) any rights in original works of authorship fixed in any tangible medium of expression as set forth in the United States Copyright Act, 17 U.S.C. § 101 et. seq., registered or unregistered; (ii) all registrations and pending applications to register the rights identified in clause (i) hereof anywhere in the world; (iii) all foreign counterparts and analogous rights anywhere in the world; and (iv) all rights in and to any of the foregoing.

“Crew Facilities” shall mean [***].

“Crew Unavailability” shall mean [***].

“Crisis” shall mean an event or condition that would cause the Regional Airline Services or any component thereof to not meet the service levels set forth in this Agreement, or to perform or operate with diminished security, functionality, or otherwise in a manner inconsistent with the requirements of this Agreement.

“CRJ-700” shall mean a CRJ-700 aircraft or any successor model thereto that is then manufactured by Bombardier, Inc., a Canadian corporation, or its successors or assigns.

“CRJ-900” shall mean a CRJ-900 aircraft or any successor model thereto that is then manufactured by Bombardier, Inc., a Canadian corporation, or its successors or assigns.

“CRJ Aircraft” shall mean a CRJ-700 and CRJ-900.

“CRJ Covered Aircraft” shall mean each CRJ Aircraft listed on Schedule 1 hereto.

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“Determined Crew Max” shall mean [***].

[***]

“Dispatch” shall mean the dispatch of a Scheduled Flight and shall include releasing a flight for departure, fueling and flight release for Scheduled Flights.

“DOT” shall mean the United States Department of Transportation or any successor Governmental Authority then performing the same or substantially similar duties.

“EMB-175” shall mean an Embraer E-175 aircraft or any successor model thereto that is then manufactured by Embraer.

“Embraer” shall mean Embraer SA, incorporated in the Federative Republic of Brazil, or its successors or assigns.

[***]

“Emergency Assistance Agreement” shall mean [***], as amended from time to time in accordance with the provisions thereof, together with all exhibits, appendices, schedules and annexes thereto.

“Engine” shall mean, with respect to each aircraft, each of its two engines whether or not from time to time installed on the aircraft; together with any and all parts incorporated or installed in or attached thereto or any and all parts removed therefrom (or any replacement engine therefor).

“FAA” shall mean the Federal Aviation Administration or any successor Governmental Authority then performing the same or substantially similar duties.

“FARs” shall mean the federal aviation regulations or rules promulgated by the FAA under or pursuant to Title 14 of the Code of Federal Regulations, FAA airworthiness directives or FAA advisory circulars, as amended from time to time, or any successor regulations or rules therefore.

“Ferry Flights” shall mean flights (other than Maintenance Flights) necessary to accommodate Scheduled Flights. For the avoidance of doubt, “Ferry Flights” shall not be deemed Scheduled Flights for purposes of this Agreement.

“Flight Hour” shall mean [***].

“Flight Operations Data” shall mean data related to the operation of the Covered Aircraft during flight.

“Flight Status Data” shall mean data relating to the status of a Scheduled Flight, including unplanned schedule changes, cancellations, delays and gate information.

“FOQA” shall mean the program known as Flight Operational Quality Assurance or any successor or alternative program designated from time to time by American in its sole discretion.

“Force Majeure Event” shall mean delays or failure in performance hereunder caused by acts of God, acts of terrorism or hostilities, war, fire, act of government, court order, or any other similar cause that is beyond the control of that party; provided [***].

“Governmental Authority” shall mean any federal, state, municipal, local, territorial, or foreign government or any governmental department, commission, court, judicial body, instrumentality, board, bureau,

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agency, registry, regulatory authority or body or airport authority (including private airport authorities or any similar authority or governing board in any domestic or foreign jurisdiction, or any private or quasi-governmental entity, governing board or other Person with authority to lease, convey or otherwise grant or restrict rights to use or operate any airport facilities).

“Heavy Maintenance” shall mean maintenance that is, by industry standard, performed in an FAA certified hangar facility or at any other FAA certified repair station and requires disassembling, inspecting, repairing, refurbishment, overhaul or restoration of the subject airframe or engines, including to correct damage or failure of any part thereof, including scheduled maintenance, overhaul maintenance and maintenance to repair ordinary wear and tear, heavy maintenance checks and phase checks.

“Holdings” shall mean SkyWest, Inc., a Utah corporation, or its successors or permitted assigns (or any successor entity that has beneficial ownership of more than [***] of the capital stock or voting power of Contractor).

[***]

“Incident” shall mean an incident as defined by the rules and regulations adopted by the NTSB pursuant to 49 C.F.R. §830.2 or any successor provision.

“Initial Term” shall mean the CRJ Initial Term and/or the EMB-175 Initial Term, as applicable.

“Labor Dispute” shall mean any labor strike, work stoppage, or any other material work slowdown, or any similar labor dispute or action.

[***]

“Line Maintenance Facilities” shall mean facilities as may be necessary to perform necessary line maintenance on the Covered Aircraft at the Hub; but excluding Contractor Overnight Maintenance Facilities.

“Marks” shall mean any trademark, trade name, trade dress, service mark, logo, domain name, or other indicia of ownership owned or used by American, AMR or any of their respective Affiliates and includes Approved Marks.

[***]

“Notice” shall mean a written notice, direction or instruction given in accordance with Section 14.01.

“NTSB” shall mean the United States National Transportation Safety Board or any successor Governmental Authority then overseeing air transportation safety.

[***]

“[***] Departure Percentage” shall mean, [***].

“[***] Towing Services Costs” shall mean any and all documented, out-of-pocket, third party costs and expenses directly or indirectly related to the [***] Towing Services[***].

“Other Carriers” shall mean any certificated air carriers other than American for which Contractor is then providing services that are similar to the Regional Airline Services using aircraft owned or operated by Contractor and not covered by this Agreement.

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[***]

“Outstation” shall mean any airport other than the Hub.

“Party” shall mean any of American, on the one hand, Contractor, on the other hand, and “Parties” shall mean American and Contractor, collectively.

“Passenger-Related Terminal Facilities” shall mean all passenger-related terminal facilities and spaces used in connection with the operation of Regional Airline Services, including without limitation all passenger lounges, passenger holding areas, aircraft parking positions (which may or may not be adjacent to a passenger holding area) and associated ramp spaces, gates (including loading bridges and associated ground equipment parking areas), ticketing counters, curbside check-in facilities, baggage makeup areas, and inbound baggage areas.

“Person” shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

[***]

“Prior Agreement” means each amendment, supplementary agreement and side letter relating to the Existing CPA entered into by the Parties prior to the Effective Date, including but not limited to that certain (i) [***] and (ii) [***].

“Reconfiguration (CRJ-700)” shall mean the reconfiguration of each of the Reconfiguration Aircraft (CRJ-700), including from a 70-seat configuration to a 65-seat configuration and In Seat Power Installation Modification, in accordance with the terms and conditions of Schedule 14.

“Reconfiguration (CRJ-900)” shall mean the reconfiguration of each of the Reconfiguration Aircraft (CRJ-900), including from a 76-seat configuration to a 65-seat configuration and undergoing the Satellite Wi-Fi Program as described in Schedule 13, in accordance with the terms and conditions of Section 4.09(b) and Section 4.09(c).

“Reconfiguration Maintenance (CRJ-700)” shall mean non-routine, unscheduled maintenance for a Reconfiguration Aircraft (CRJ-700) that is necessary and required to be completed by the FAA, to the extent such required maintenance is discovered by Contractor during the course of the Reconfiguration (CRJ-700) of such Reconfiguration Aircraft (CRJ-700); provided that, in no event shall Reconfiguration Maintenance (CRJ-700) include: line maintenance, Heavy Maintenance, engine maintenance or airframe maintenance.

“Reconfiguration Maintenance (CRJ-900)” shall mean non-routine, unscheduled maintenance for a Reconfiguration Aircraft (CRJ-900) that is necessary and required to be completed by the FAA, to the extent such required maintenance is discovered by Contractor during the course of the Reconfiguration (CRJ-900) of such Reconfiguration Aircraft (CRJ-900); [***].

“Regional Airline Services” shall mean, collectively, the provisioning by Contractor to American of Scheduled Flights, and the provision of maintenance or repair services on Covered Aircraft, all in accordance with the terms and conditions of this Agreement; but excluding in all events any and all ground handling and related services to be provided by a third party for aircraft flown by American or on its behalf.

“Representative” shall mean the individual agent or representative designated by each Party to be its formal liaison with or representative to the other Party for matters relating to this Agreement, having the (non-exclusive) authority and responsibility as described in this Agreement.

Execution Version

“Scheduled Flight” shall mean a flight of a Covered Aircraft, a Substitute Aircraft or a Substitute Heavy Maintenance Aircraft, as applicable, that is then included in the applicable Final Monthly Schedule, any diversion flights related to any such flights and any other flights operated by Contractor at the request of American; but excluding any charter flights of a Covered Aircraft, a Substitute Aircraft or a Substitute Heavy Maintenance Aircraft, as applicable, not included in the applicable Final Monthly Schedule for the month of such flight.

“Subsidiary” shall mean, as to any Person, (i) any corporation more than [***] of whose stock of any class or classes having ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the occurrence of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any other Person in which such Person directly, or indirectly through other Subsidiaries or Affiliates, beneficially owns more than [***] of the equity interest of that Person at the time.

[***]

“Term” shall mean, the Initial Term or the Extension Term, as applicable.

“Termination Date” shall mean the date of the termination of this Agreement, as provided in a Notice delivered from one Party to the other pursuant to Article XII, or, if no such early termination shall have occurred, the date of the end of the Term.

“Termination Fee” shall mean [***].

“Third Party” shall mean any Person that is not an Affiliate of American.

[***]

“TSA” shall mean the United States Transportation Security Administration or any department of a Governmental Authority then performing the same or substantially similar duties.

“Uncontrollable Cancellation” shall mean [***].

“Uncontrollable Delay” shall mean [***].

“Unsupported Aircraft” shall mean [***].

“Wind-Down Period” shall mean the period after the Termination Date and until the time when the last Covered Aircraft has been removed from this Agreement in accordance with Section 12.02(d).

“Wind-Down Schedule” shall mean the schedule, procedures and process for terminating Regional Airline Services relating to any Covered Aircraft in accordance with Section 12.02, which Wind-Down Schedule shall designate a date of removal for such Covered Aircraft at which time the Covered Aircraft shall no longer be subject to the provisions of this Agreement.

“Withdrawal” shall mean, with respect to a Covered Aircraft, to remove or have removed, as the case may be, from the terms of this Agreement such Covered Aircraft, pursuant to Section 12.01, it being understood that after Withdrawal such aircraft shall no longer to be used to provide Regional Airline Services hereunder unless otherwise Consented to by the Parties.

Additionally, the following terms shall have the meaning set forth in the corresponding sections of or schedules to this Agreement:

Execution Version

Term	Defined in Section or Schedule
“AA Flights”	Section 3.04(b)
“AAG Network Planning”	Section 6.08(c)
“Addendum”	Exhibit D
[***]
“Agreement”	Introductory Paragraph
“Aircraft Condition Audit”	Section 4.07(a)
“Airport Operators”	Section 8.01
“Amendment 18 EMB-175 Covered Aircraft”	Schedule 2
“American”	Introductory Paragraph
[***]
“American Copyright Works”	Exhibit D
“American Cost Initiative”	Section 7.03(b)
“American Facilities Agreement”	Exhibit E
“American Marks”	Exhibit D
“American IP”	Exhibit D
“American Patents”	Exhibit D
“American Software”	Section 6.03(i)
“Audit Effective Date”	Section 4.07(d)
“Bankruptcy Code”	Section 14.22
[***]
“CAATS”	Schedule 8
[***]
“Codeshare Airlines”	Section 3.04(e)
“Communication”	Section 14.01
“Contractor”	Introductory Paragraph
“Contractor Fuel Task Force”	Schedule 6
“Contractor Overnight Maintenance Facilities”	Schedule 8
[***]
“Covered Aircraft”	Section 2.01
[***]
“CRJ Initial Term”	Section 12.01
[***]
“Disaster Recovery Plan”	Section 14.07(c)(i)
“Dispute”	Section 13.01
“Effective Date”	Introductory Paragraph
“EMB-175 Initial Term”	Section 12.01
[***]
“Exporter”	Exhibit D
“Extension Proposal”	Section 3.01(a)
“Extension Term”	Section 12.01
“Failing Audit”	Section 4.07(a)
[***]
“Implementation Date”	Section 3.01(a)
“In Seat Power Installation Modification”	Schedule 14
[***]
“Initial Term”	Section 12.01
“Insolvency Event”	Section 12.02(a)(i)
“Interior Design”	Section 2.01
“Invoiced Amount”	Schedule 2
[***]

Execution Version

“Layout of Passenger Accommodation”	Schedule 14
“Maintenance Flights”	Section 3.01(d)
“Material Breach”	Section 12.02(a)(ii)
[***]
“PCI DSS”	Exhibit D
“Permitted Uses”	Section 14.08(b)
“Plans and Specifications”	Schedule 14
[***]
“Prorate Agreement”	Recitals
“Prorate Aircraft”	Recitals
“Prorate Flight”	Recitals
“Prototype CRJ-700 Covered Aircraft”	Schedule 14
[***]
“Reconfiguration Aircraft (CRJ-700)”	Section 4.09(a)
“Reconfiguration Aircraft (CRJ-900)”	Section 4.09(b)(iii)
“Reconfiguration Period”	Section 4.09(b)(iii)
“Record”	Exhibit D
“Replacement CRJ-700 Aircraft”	Section 4.09(b)(i)
[***]
“Security Best Practices”	Section 14.07(a)
“Security Policies”	Exhibit D
“Security Procedures”	Exhibit D
“Security Requirements”	Exhibit D
“Security Technical Controls”	Exhibit D
“Service Audit”	Section 4.07(a)
[***]
“Standards of Service”	Exhibit B
“Substitute Aircraft”	Section 3.08
“Substitute Heavy Maintenance Aircraft”	Section 3.09(b)
“Substituted CRJ-700 Reconfiguration Aircraft)”	Section 4.09(b)(iii)
[***]
“USD”	Schedule 4
“Wi-Fi Equipment”	Schedule 13
“You”	Exhibit D

Execution Version

EXHIBIT B

[***]

Exhibit B	Page 1

Execution Version

EXHIBIT C

TRAINING

I.Customer Service. Contractor agrees that it shall train or cause to be trained to proficiency, all customer service employees of Contractor that may be associated with providing Regional Airline Services. Contractor agrees to participate in any and all special training or other programs that American provides for its customer service employees. Contractor may elect to accomplish such training through the use of a “Train the Trainer” concept [***]. Contractor’s flight attendants providing Regional Airline Services shall be trained by Contractor [***] on meal and beverage service procedures for Scheduled Flights, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for liquor and duty-free sales on Scheduled Flights.

II.Ground Handling. Contractor shall provide to American (or to any Person chosen by American [***] all reasonably necessary training to enable American (or any Person chosen by American) to provide all ground handling and related services with respect to the operation of the Covered Aircraft for Scheduled Flights. Such training shall include cargo training and may, in American’s sole discretion, be accomplished through the use of a “Train the Trainer” procedure.

Exhibit C	Page 1

Execution Version

EXHIBIT D

[***]

Exhibit D	Page 1

Execution Version

EXHIBIT E

STANDARDS OF FACILITIES USE

I.Standards. In connection with Contractor’s license to use of the American Facilities, Contractor shall:

(i)comply with the provisions of any agreement or understanding governing American’s or an American Affiliate’s ownership, lease, sublease, use, license of the American Facilities to the extent any American Facilities are then being used by Contractor (the “American Facilities Agreements”); provided that American shall provide Contractor with prior Notice of any such agreement or understanding, or summaries of the relevant terms thereof, which Notice shall be delivered no later than [***] prior to Contractor’s required compliance therewith, unless American is given less than [***] notice from any third party of such agreement or understanding, in which case American shall provide Contractor with such Notice reasonably promptly thereafter and; provided further that such American Facilities Agreements shall not impose material duties and obligations upon Contractor that are substantially greater than those imposed on American by agreements or understandings that American has entered into with Third Parties related to the ownership, lease, sublease, use, and/or license of the American Facilities), but excluding, in all events, any obligation to make payments thereunder;

(ii)not cause there to be any breaches or violations of any of the provisions of the American Facilities Agreements due to action or inaction by Contractor or any Contractor Agents;

(iii)promptly remedy any breach or violation of any provision of the American Facilities Agreements upon Notice from American to the extent caused by or resulting from any actions taken by Contractor or any Contractor Agents;

(iv)promptly observe, obey and execute the provisions of any and all present and future rules, regulations, procedures, orders, and directives issued by American attributable to any American Facilities then used by Contractor; provided that American shall provide Contractor with prior Notice of any such rules, regulations, procedures, orders, and directives, which Notice shall be delivered no later than ten (10) days prior to Contractor’s required compliance therewith;

(v)promptly observe, obey and execute the provisions of any and all present and future laws, rules, regulations, requirements, orders and directives promulgated by any applicable governmental authority or airport authority to the extent then applicable to Contractor’s use or occupancy of such American Facilities; provided that American shall provide Contractor with prior Notice therewith, which Notice shall be delivered no later than [***] prior to Contractor’s required compliance therewith and; provided further that any reasonable and documented out-of-pocket costs actually incurred by Contractor [***];

(vi)procure from all applicable airport and governmental authorities all licenses, certificates, permits or other authorizations that may be necessary or required for the conduct of Contractor’s operations at any such American Facilities;

(vii)cooperate with American to obtain any applicable consents or approvals required with respect to Contractor’s use of any such American Facilities;

(viii)conduct its operations at such American Facilities in accordance with the rules, regulations, and requirements of the applicable airport authority;

(ix)with respect to American Facilities then used by Contractor or any Contractor Agent, control the conduct, demeanor and appearance of Contractor Agents so as to maintain high professional standards

Exhibit E	Page 1

Execution Version

and to avoid disruption to or interference with the operations of American, or others, and upon objection from American or the applicable airport authority concerning the conduct, demeanor, or appearance of such person, immediately take all steps necessary to resolve such objections;

(x)keep the American Facilities then used by Contractor free from dirt, trash, debris and otherwise in a clean, neat and orderly condition at all times and not cause any damage to the American Facilities, normal wear and tear excepted; [***];

(xi)keep the American Facilities in a clean, neat and orderly condition at all times and not cause any damage to the American Facilities, normal wear and tear excepted; [***];

(xii)with respect to American Facilities then used by Contractor or Contractor Agents, conduct their operations in such manner that at no time will it do or knowingly permit to be done any act or thing upon such American Facilities that will invalidate or conflict with any fire and casualty insurance policies covering such American Facilities, or any part thereof, or which may create a hazardous condition so as to increase the risk normally attendant upon Contractor’s operations contemplated hereunder, and promptly observe and comply with any and all present and future rules and regulations, requirements, orders and directions of the Fire Underwriters Association or of any other board or organization which may exercise similar functions; and

(xiii)with respect to American Facilities then used by Contractor or Contractor Agents, as directed by American, use commercially reasonable efforts to provide any Person with access at any reasonable time, subject to applicable security requirements or restrictions.

It is intended that the standards and obligations imposed by this Section I shall be maintained or complied with Contractor in addition to its required compliance with any applicable laws, ordinances and regulations promulgated by any applicable airport authority or governmental authority that is currently in effect or which may be enacted.

II.Utilities, Maintenance, and Repairs.

A.	[***]
B.	[***]
C.

[***] Contractor shall [***] repair any damage to the American Facilities caused by any act or omission of Contractor, its officers, directors, employees, agents, customers, concessionaires, vendors, contractors, or invitees, normal wear and tear excepted.

III.Modifications and Preparations.

A.	Contractor shall not make any modifications or alterations to the American Facilities without the express written consent of American.
B.	[***]
C.	[***]
D.

Upon cessation of Contractor’s right to use the American Facilities for whatever reason, Contractor shall remove all of Contractor’s equipment or other personal property, remove any modifications or other alterations to such American Facilities unless otherwise instructed by

Exhibit E	Page 2

Execution Version

American in writing, and surrender such American Facilities to American in a clean, neat, and orderly condition, without any damage, normal wear and tear excepted.

IV.Furniture.

A.	[***]

Exhibit E	Page 3

Execution Version

EXHIBIT F

[***]

Exhibit F	Page 1

Execution Version

EXHIBIT G

[***]

Exhibit G	Page 1